SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of
                    the Securities Exchange Act of 1934

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      Filed by a Party other than the Registrant /  /

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      /X/     Definitive Proxy Statement
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      /  /    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 VYYO INC.
       -------------------------------------------------------------
              (Name of registrant as Specified In Its Charter)


   -----------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                                 VYYO INC.
                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON MAY 8, 2001

To our Stockholders:

      NOTICE IS HEREBY GIVEN that the 2001 annual meeting of stockholders of Vyyo Inc., a Delaware corporation, will be held at Vyyo's principal executive office located at 20400 Stevens Creek Boulevard, 8th Floor, Cupertino, California 95014, on Tuesday, May 8, 2001, at 10:00 a.m., local time, for the following purposes:

      1. ELECTION OF DIRECTORS. To elect three Class I directors to serve until the 2004 annual meeting of stockholders or until their respective successors are elected and qualified;

      2. OPTION PLAN AMENDMENT. To approve an amendment to the Vyyo Inc. Amended and Restated 2000 Employee and Consultant Equity Incentive Plan to increase the number of shares reserved for issuance thereunder;

      3. SELECTION OF INDEPENDENT AUDITORS. To ratify the appointment of Ernst & Young LLP as the independent auditors for Vyyo for the year ending December 31, 2001; and

      4. To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the proxy statement that is attached and made a part hereof.

      The board of directors has fixed the close of business on Thursday, March 22, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

      Whether or not you expect to attend the annual meeting in person, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the annual meeting. If you send in your proxy card and then decide to attend the annual meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

                                          By Order of the Board of Directors

                                          /s/ Davidi Gilo

                                          Davidi Gilo,
                                          Chairman of the Board

Cupertino, California
March 27, 2001


                                 VYYO INC.
     20400 STEVENS CREEK BLVD., 8TH FLOOR, CUPERTINO, CALIFORNIA 95014

                              PROXY STATEMENT

GENERAL INFORMATION

      This proxy statement is furnished to stockholders of Vyyo Inc., a Delaware corporation, in connection with the solicitation by the board of directors of Vyyo of proxies in the accompanying form for use in voting at the 2001 annual meeting of stockholders to be held on Tuesday, May 8, 2001 at 10:00 a.m., local time, at Vyyo's principal executive office located at 20400 Stevens Creek Boulevard, 8th Floor, Cupertino, California 95014, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the annual meeting. This proxy statement is being mailed to stockholders on or about April 3, 2001.

REVOCABILITY OF PROXY

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by: (1) delivering to Vyyo (to the attention of Stephen P. Pezzola, Vyyo's Secretary) a written notice of revocation or a duly executed proxy bearing a later date; or (2) attending the annual meeting and voting in person.

SOLICITATION AND VOTING PROCEDURES

      The solicitation of proxies will be conducted by mail and Vyyo will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the annual meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the annual meeting to beneficial owners of Vyyo's common stock. Vyyo may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

      The close of business on Thursday, March 22, 2001 has been fixed as the record date for determining the holders of shares of Vyyo's common stock entitled to notice of and to vote at the annual meeting. As of the close of business on the record date, Vyyo had 36,864,614 shares of common stock outstanding and entitled to vote at the annual meeting. The presence at the annual meeting of a majority, or 18,432,308 of these shares of common stock, either in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. Each outstanding share of common stock on the record date is entitled to one vote on all matters. Directors shall be elected by a plurality of the votes cast.

      An automated system administered by Vyyo's transfer agent will tabulate votes cast by proxy and an employee of the transfer agent will tabulate votes cast in person at the annual meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, and each is tabulated separately. However, broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. In determining whether a proposal has been approved, abstentions are counted as votes against the proposal and broker non-votes are not counted as votes for or against the proposal. If no specific instructions are given with respect to matters to be acted upon at the annual meeting, shares of common stock represented by a properly executed proxy will be voted (1) FOR the election of management's nominees for Class I directors listed in Proposal No. 1, (2) FOR the amendment to the 2000 Employee and Consultant Equity Incentive Plan, and (3) FOR the ratification of the selection of Ernst & Young LLP as the independent auditors for Vyyo for fiscal year 2001.


                               PROPOSAL NO. 1
                           ELECTION OF DIRECTORS

      Vyyo's Certificate of Incorporation authorizes the number of directors to be not less than one, nor more than ten. The number of directors on the board is currently fixed at seven. Vyyo's board of directors is divided into three classes: Class I, Class II and Class III. The members of each class of directors serve staggered three-year terms. The board is currently composed of three Class I directors (Messrs. Gilo, Fischer and Griffin) whose terms will expire at the annual meeting and who have been nominated by management to continue to serve as Class I directors for three year terms following the annual meeting; two Class II directors (Messrs. Broad and Brownstein) whose terms will expire upon the election and qualification of directors at the annual meeting of stockholders to be held in 2002; and two Class III directors (Messrs. Kaplan and Zimmerman) whose terms will expire upon the election and qualification of directors at the annual meeting of stockholders to be held in 2003. At each annual meeting of stockholders, directors will be elected for a full term of three years to succeed those directors whose terms are expiring.

      At the annual meeting, the stockholders will elect three Class I directors, each of whom will serve a three-year term until the annual meeting of stockholders to be held in 2004 or until a successor is elected or appointed and qualified or until the director's earlier resignation or removal. The board of directors has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

      Certain information about Messrs. Gilo, Fischer and Griffin, the Class I nominees, is furnished below:

      DAVIDI GILO has served as Vyyo's Chairman of the Board of directors since 1996. Mr. Gilo served as Chief Executive Officer of Vyyo from April 1999 until October 2000. From October 1998 until November 1999, Mr. Gilo also served as Chairman of the Board of DSP Communications, Inc., a developer of chip sets for wireless personal communication applications, and from June 1999 until November 1999, he served as DSP Communications' Chief Executive Officer. Mr. Gilo also served as the Chairman of the Board of DSP Communications from its founding in 1987 through November 1997. Mr. Gilo also served as Chairman of the Board of Zen Research N.V., a developer of technology and intellectual property for use in CD and DVD optical storage devices, between July 1995 and December 1999, and was appointed as Zen Research plc's Chairman in April 2000. Between 1987 and 1993, he was the President and Chief Executive Officer of DSP Group, Inc., a developer of telephony and speech compression components, and he served as Chairman of the Board of DSP Group from 1987 until April 1995.

      AVRAHAM FISCHER has been a member of the board of directors since April 1996. Mr. Fischer is a managing partner in the law firm of Fischer, Behar, Chen & Co., of Tel Aviv, Israel, where he has served since 1982. Since January 1998, Mr. Fischer has served as co-Chairman of the Board of Isra-Air Aviation and Tourism, and since January 1997, he has been co-Chairman of the Board of Ganden Investment Ltd., which has holdings in a group of Israeli tourism and aviation companies. From January 1995 until October 2000, Mr. Fischer served as a director on the board of Nogatech, Inc., a developer of computer chips for telecommunications, and from 1996 until November 1999, he served as a director of DSP Communications.

      JOHN P. GRIFFIN has been a member of the board of directors since November 1999. Since December 2000, Mr. Griffin has served as the President and Chief Executive Officer of LightPointe Communications, Inc., a manufacturer of free space optical telecommunications equipment. From May 1999 to December 2000, he served as President of the Broadband Wireless Group of ADC Telecommunications, Inc., and from April 1998 until May 1999, he was General Manager of the Loop Transport Division of ADC Telecommunications. From September 1996 through April 1998, Mr. Griffin served as Vice President of Marketing for the Network Services Division of ADC Telecommunications. From March 1995 through September 1996, Mr. Griffin served as Vice President of Marketing of RSI Systems, a manufacturer of desktop video conferencing equipment. Prior to that, he served for nine years with ADC Telecommunications, the first year as Manager of Technical Support and the remaining eight years in various marketing positions.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                   ELECTION OF THE NOMINEES NAMED ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth certain information with respect to Vyyo's directors and executive officers:

      Directors and Executive Officers

      NAME                       AGE                 POSITION

Davidi Gilo                       44        Chairman of the Board of Directors
Lewis S. Broad (1)(2)             43        Director
Neill H. Brownstein(1)            56        Director
John P. Griffin                   50        Director
Avraham Fischer                   44        Director
Samuel L. Kaplan(1)               64        Director
Alan L. Zimmerman(2)              58        Director
John R. O'Connell                 43        Chief Executive Officer
Menashe Shahar                    50        Chief Technical Officer
Eran Pilovsky                     40        Chief Financial Officer
Arnon Kohavi                      36        Senior Vice President, Strategic
                                            Relations
Stephen P. Pezzola                44        General Counsel and Secretary

-------------------------
(1)  Member of the Audit Committee
(2)  Member of the Compensation Committee

      LEWIS S. BROAD has been a member of the board of directors since November 1999. Since May 1, 2000, Mr. Broad has served as Chief Executive Officer of Portfab LLC, a manufacturer of heating enclosures. He is also a member of the board of directors of Vesta Corp., a company specializing in payment processing and fraud prevention for telephone and internet transactions. From November 1994 until November 1999, Mr. Broad also served as a director of DSP Communications. Mr. Broad is also a private investor.

      NEILL H. BROWNSTEIN was appointed as a member of the board or directors in December 1999. Mr. Brownstein is President of Neill H. Brownstein Corporation, a strategic investment management consulting firm that he founded in 1976. From June 1970 to January 1995, Mr. Brownstein was associated with Bessemer Securities Corporation and Bessemer Venture Partners, and during that period he served as a founding general partner of three affiliated venture capital funds. Mr. Brownstein also served on the board of directors of Giga Information Group. From November 1994 until November 1999, Mr. Brownstein also served as a director of DSP Communications.

      SAMUEL L. KAPLAN has been a member of the board of directors since July 1999. Mr. Kaplan has been a partner in the law firm of Kaplan, Strangis and Kaplan, P.A. of Minneapolis, Minnesota, since October 1978. Mr. Kaplan also served as a director of USP Real Estate Investment Trust, a real estate investment trust. From 1991 until June 1999, Mr. Kaplan also served as a director of DSP Group.

      ALAN L. ZIMMERMAN has been a member of the board of directors since July 1999. Since November 1994, Mr. Zimmerman has served as President of Law Finance Group, Inc., a provider of financing in connection with anticipated awards in legal proceedings. From 1992 through December 1999, he was Vice President of Inheritance Funding Company, LLC, a provider of financing to heirs in connection with anticipated inheritance payments.

      JOHN R. O'CONNELL joined Vyyo in October 2000 as our Chief Executive Officer. From January 2000 until October 2000, Mr. O'Connell served as Vice President of the Local Internet Portfolio group at Nortel Networks, Inc., and from January 1999 until January 2000, he served as General Manager of Nortel Network's infrastructure business. From 1994 until January 1999, Mr. O'Connell was responsible for Product Management and Product Development for Nortel Matra Cellular, a joint venture between Nortel Networks and Matra Communications. Prior to that, Mr. O'Connell served at Nortel Networks since 1982 in various capacities in the area of research development, product management, and marketing.

      MENASHE SHAHAR has served as Vyyo's Vice President, Engineering since July 1994 and as Vyyo's Chief Technical Officer since May 1999. Prior to joining Vyyo, Mr. Shahar served as Chief Engineer for the Data Communications Department of Tadiran Telecommunications Group, where he spent five years in the development of products in the area of packet switching, frame relay and ISDN. Prior to joining Tadiran, Mr. Shahar served for eight years as a design engineer in the Israeli Defense Force, where he was involved in designing modems and other data communication products.

      ERAN PILOVSKY joined Vyyo as Chief Financial Officer in January 2000. Prior to joining Vyyo, Mr. Pilovsky spent over 14 years in various positions with Ernst & Young LLP's advisory and assurance business service group, and became a partner at Ernst & Young in October 1997. Mr. Pilovsky is a Certified Public Accountant in California.

      ARNON KOHAVI joined Vyyo in November 1999 as Senior Vice President, Strategic Relations. From July 1994 until October 1995, he served as director of Strategic Planning of DSP Communications, and from October 1995 until January 1999, he was Vice President of Business Development of DSP Communications. From January 1999 until November 1999, he served as Senior Vice President, Strategic Relations of DSP Communications. From May 1994 until July 1994, Mr. Kohavi was manager of Business Development of DSP Group.

      STEPHEN P. PEZZOLA joined Vyyo in September 1996 as General Counsel and Secretary. From September 1996 until November 1999, Mr. Pezzola also served as General Counsel and Corporate Secretary of DSP Communications. From September 1996 until January 2000, he also served as General Counsel and Secretary of Zen Research N.V., and from January through April 2000, he served as Chairman of the Board of Zen Research N.V. In April 2000, Mr. Pezzola became Executive Vice Chairman of the Board of Zen Research plc. From May 1986 until September 1996, Mr. Pezzola was a founding shareholder and President of the law firm of Pezzola & Reinke, APC, of Oakland, California.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

      There are no family relationships among any of Vyyo's directors or executive officers.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      During 2000, the board met six times and acted by written consent three times. No director attended fewer than 75% of the aggregate of the total number of meetings of the board, plus the total number of all meetings of committees of the board on which he served. The board currently has two committees: the Compensation Committee and the Audit Committee.

      The Compensation Committee currently consists of Messrs. Broad and Zimmerman. Its function is to establish and apply Vyyo's compensation policies with respect to Vyyo's executive officers. The Compensation Committee held six meetings in 2000, and acted by written consent 11 times.

      Vyyo has an Audit Committee composed of independent directors for which information regarding the functions of the Committee, and its membership, activities and number of meetings held during fiscal 2000 are set forth below under the heading "Report of the Audit Committee."

REPORT OF THE AUDIT COMMITTEE

      The following report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by Vyyo under the Securities Act of 1933 or the Securities Exchange Act of 1934.

      The Audit Committee of the board of directors is governed by a written charter that was adopted by the Committee and approved by the full board in 2000. A copy of the charter is included in this proxy statement as Appendix A.

      The Audit Committee oversees Vyyo's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the annual report on Form 10-K for the year ended December 31, 2000, with management including a discussion on the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Committee also reviewed with Vyyo's independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Vyyo's accounting principles and such other matters as are required to be discussed by Statement on Auditing Standards No. 61. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and Vyyo, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services with the auditors' independence.

      The Committee discussed with the independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of Vyyo's internal controls, and the overall quality of Vyyo's financial reporting. To carry out its responsibilities, the Audit Committee met five times in 2000.

      In reliance on the reviews and discussion referred to above, the Committee recommended to the board of directors, and the board has approved, that the audited financial statements be included in Vyyo's annual report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee and the board have also recommended, subject to stockholder approval, the selection of Vyyo's independent auditors.

Members of the Audit Committee

Neill H. Brownstein, Audit Committee Chairman
Lewis S. Broad, Member
Samuel L. Kaplan, Member

COMPENSATION OF DIRECTORS

      Directors serving on the board of directors do not currently receive any compensation for serving on the board. Directors are reimbursed for their out-of-pocket expenses incurred in attending board and committee meetings. In addition, all directors are eligible to participate in our Amended and Restated 2000 Employee and Consultant Equity Incentive Plan.

      In February 2000, the board of directors granted options to purchase 22,500 shares of our common stock to each of Messrs. Broad, Brownstein, Fischer, Griffin, Kaplan and Zimmerman, in each case at an exercise price of $1.87 per share.


                           SECURITY OWNERSHIP OF
                  CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information known to us as of March 22, 2001, regarding the beneficial ownership of our common stock by:

o each person known to the board of directors to own beneficially 5% or more of our common stock;
o     each of our directors;
o     the named executive officers identified below in "Executive
      Compensation and Other Information"; and
o     all of our directors and executive officers as a group.

      Information with respect to beneficial ownership has been furnished by each director, officer, or 5% or more stockholders, as the case may be.

      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities, and includes shares of common stock issuable pursuant to the exercise of stock options or warrants that are immediately exercisable or exercisable within sixty days after March 22, 2001. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

 NAME AND ADDRESS OF                    AMOUNT AND NATURE OF
 BENEFICIAL OWNER       .                   BENEFICIAL         PERCENT OF
                                            OWNERSHIP(1)        CLASS(1)


 Davidi Gilo(2) .......................       15,437,478          41.9%
 c/o Vyyo Inc.
 20400 Stevens Creek Blvd., Ste.800
 Cupertino, CA  95014
 ADC Telecommunications, Inc.(3).......        2,476,603           6.7%
 P.O Box 1101
 Minneapolis, MN 55440
 Gilder, Gagnon, Howe & Co.,
 LLC(4).............................           2,410,156           6.5%
 1775 Broadway, 26th Floor
 New York, NY  10019
 John R. O'Connell..................             390,000           1.1%
 Michael P. Corwin(5)..............              509,879           1.4%
 Eran Pilovsky(6)..................              320,106            *
 Stephen P. Pezzola(7).............              285,788            *
 Lewis Broad(8) ...................              132,665            *
 Neill H. Brownstein(9)............              226,645            *
 Avraham Fischer(10)...............              355,266            *
 John P. Griffin(11) ..............               82,500            *
 Samuel L. Kaplan(12)..............              195,118            *
 Alan L. Zimmerman(13).............              271,928            *
 All current directors and executive
 officers as a group (12 Persons)(14)..       18,285,558          48.8%

-----------------------
*      Less than 1%.
(1) Number of shares and percentage ownership include shares issuable pursuant to stock options held by the person in question exercisable within 60 days after March 22, 2001. Percentages are based on 36,864,614 shares outstanding as of March 22, 2001.
(2) Includes (a) 14,362,995 shares held by the Gilo Family Trust, of which Davidi Gilo and his wife Shamaya Gilo are the trustees; (b) 16,260 shares held by Harmony Management, Inc., of which Davidi and Shamaya Gilo are the sole stockholders; (c) 3,223 shares held by the Gilo Group, LLC, a limited liability company of which Mr. Gilo is a principal owner; and (d) 1,020,000 shares held by the Gilo Family Foundation, a private not-for-profit charitable foundation of which Davidi and Shamaya Gilo are trustees. Excludes 244,947 shares held in three trusts for the benefit of Mr. Gilo's children, Adi, Elad and Yael Gilo, as to which Mr. Gilo has no voting or investment power. Mr. Gilo disclaims beneficial ownership of such shares.
(3) Based on the Schedule 13G dated February 13, 2001 filed by ADC Telecommunications, Inc. Pursuant to the Schedule 13G filing, ADC Telecommunications has sole voting and dispositive power with respect to all of the shares.
(4) Based on the Schedule 13G dated February 5, 2001 filed by Gilder, Gagnon, Howe & Co., LLC. Pursuant to the Schedule 13G filing, Gilder, Gagnon, Howe & Co. has no voting power with respect to these shares and has shared investment power with respect to all of these shares.
(5) Mr. Corwin resigned from Vyyo in March 2001. Includes 159,808 shares issuable pursuant to stock options.
(6)    Includes 51,332 shares issuable pursuant to stock options.
(7) Includes 50,203 shares held by the Pezzola-Foster Trust, of which Mr. Pezzola and his wife Twila Foster are the trustees. Also includes 34,416 shares issuable pursuant to stock options. Excludes 42,000 shares held in two trusts for the benefit of Mr. Pezzola's children, Genevieve and David Pezzola, as to which Mr. Pezzola has no voting or investment power. Mr. Pezzola disclaims beneficial ownership of such shares.
(8)    Includes 22,500 shares issuable pursuant to stock options.
(9)    Includes 37,500 shares issuable pursuant to stock options.
(10) Includes 25,152 shares held by Rashifa Management and Holdings Ltd., of which Mr. Fischer and his wife Vered Fischer are the sole stockholders. Also includes 247,500 shares issuable pursuant to stock options.
(11)   Includes 22,500 shares issuable pursuant to stock options.
(12)   Includes 22,500 shares issuable pursuant to stock options.
(13)   Includes 87,500 shares issuable pursuant to stock options.
(14) See footnote (2) and footnotes (6) through (13). Includes 636,581 shares issuable pursuant to stock options. Also includes shares held by Menashe Shahar, our Chief Technical Officer, and Arnon Kohavi, our Senior Vice President, Strategic Relations.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Based upon a review of filings with the Securities and Exchange Commission, we believe that all of our directors, officers and beneficial holders of over ten percent of our common stock complied during fiscal 2000 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.


                               PROPOSAL NO. 2

                         APPROVAL OF THE AMENDMENT
          TO THE AMENDED AND RESTATED 2000 EMPLOYEE AND CONSULTANT
                           EQUITY INCENTIVE PLAN

      At the annual meeting the stockholders are being requested to approve an amendment to the Amended and Restated 2000 Employee and Consultant Equity Incentive Plan (the "Plan") to increase the number of shares reserved for issuance thereunder by 4,000,000 shares, plus automatic, annual increases in the number of shares available thereunder equal to the lesser of 2,000,000 shares, or five percent of the number of outstanding shares on the last day of the immediately preceding fiscal year. The increase would be in addition to the automatic increase of 1,350,000 shares effected on January 1, 2001. The Plan was originally adopted by the board of directors and Vyyo's stockholders on November 22, 1999, and was amended and restated upon the approval of the board of directors and Vyyo's stockholders on February 2, 2000.

      Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally provides that publicly held companies may not deduct compensation paid to certain of its top executive officers to the extent such compensation exceeds $1 million per officer in any year. However, pursuant to regulations issued by the Treasury Department, certain limited exemptions to Section 162(m) apply with respect to "performance-based compensation." Awards granted under the Plan are intended to constitute qualified performance-based compensation eligible for such exceptions, and Vyyo will continue to monitor the applicability of Section 162(m) to its ongoing compensation arrangements. Vyyo does not expect that amounts of compensation paid to its executive officers will fail to be deductible on account of Section 162(m). If the proposed amendment to the Plan set forth in this Proposal No. 2 is adopted and approved by the stockholders of Vyyo, the Plan will be in compliance with the requirements of Section 162(m) for "performance-based compensation."

      The board of directors believes that the availability of award grants under the Plan enhances Vyyo's ability to attract, motivate and retain the caliber of directors, officers and other employees necessary for Vyyo's future growth and success. As a result of prior grants of stock options under the Plan to directors, officers and other employees of Vyyo, the number of shares of common stock available for future grants has been reduced to 955,863 shares as of the record date. The board of directors has determined that this number is insufficient to maintain the Plan as an incentive device. The board of directors also believes that increasing the number of shares of common stock available will help Vyyo achieve its goals by keeping its incentive compensation program competitive with those of comparable companies. At the annual meeting the stockholders are being requested to approve an amendment to the Plan to increase the number of shares of common stock available for issuance thereunder by 4,000,000 shares, from the currently available number (which includes all of the currently outstanding options, and takes into account the automatic increase of 1,350,000 shares on January 1, 2001 and all previously exercised options) of 955,863 shares, to 4,955,863 shares, plus automatic, annual increases in the number of shares available thereunder equal to the lesser of (i) 2,000,000 shares, or (ii) 5% of the number of outstanding shares on the last day of the immediately preceding fiscal year.

      The following paragraphs summarize the more significant features of the Plan. The summary is subject, in all respects, to the terms of the Plan, the full text of which, as proposed to be amended, is set forth in Appendix B attached hereto. In Appendix B, the materials that would be deleted from the plan pursuant to the proposed amendment are stricken through, and the material that would be added by such amendment are double underlined. If the amendment is not approved by the stockholders, the Plan will continue in effect under the present terms.

SUMMARY OF THE PLAN

      The Plan was adopted by our board of directors and approved by our stockholders on November 22, 1999 for the benefit of our officers, directors, employees, advisors and consultants. The approximate numbers of persons currently eligible to participate in the Plan are six officers, seven directors, and 260 employees. The purpose of the Plan is to enable Vyyo to attract and retain highly qualified personnel who will contribute to Vyyo's success and to provide to participants incentives that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of Vyyo. As such, the consideration received or to be received by Vyyo for the granting or extension of options or rights under the Plan is the provision of service by the grantee as an officer, director, employee, advisor or consultant. The market value of the common stock, $.0001 par value per share, underlying the options or rights was $2.41 per share on March 26, 2001.

      The Plan provides for the issuance of stock-based incentive awards, including stock options, stock appreciation rights ("SARs"), limited SARs, restricted stock, deferred stock, and performance shares. An award may consist of one arrangement or benefit or two or more of them in tandem or in the alternative. Under the Plan, awards covering no more than 80% of the shares reserved for issuance under the plan may be granted to any participant in any one year. An aggregate of 4,050,000 shares of common stock was initially reserved for issuance under the Plan. On February 2, 2000, our board of directors approved an amendment to the Plan to increase the total number of shares reserved for issuance under the plan from 4,050,000 shares to 7,500,000 shares, plus an annual increase to be added automatically on the first day of each fiscal year, commencing in 2001, equal to the lesser of (1) 1,350,000 shares or (2) 5% of the number of outstanding shares on the last day of the immediately preceding fiscal year. This amendment was approved by our stockholders on February 2, 2000.

      Each of our non-employee directors elected to the board of directors for the first time after February 2, 2000, will receive, upon such election, an initial grant of options to purchase 75,000 shares of common stock at fair market value on the date of grant. These options will have a 10-year term and will vest over a four-year period. In addition, each of our non-employee directors will receive an annual grant of options to purchase 22,500 shares for each year during such director's term. These options will have a 10-year term and will vest immediately upon the date of grant. The foregoing award of options will be granted automatically under the Plan.

      The Plan may be administered by either our board of directors or any committee of our board of directors. The board or committee is sometimes referred to as the plan administrator. The plan administrator may interpret the Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the Plan. The Plan permits the plan administrator to select the officers, directors, employees, advisors and consultants, including directors who are also employees, who will receive awards and generally to determine the terms and conditions of those awards.

      We may issue two types of stock options under the Plan: incentive stock options ("ISOs") which are intended to qualify under Section 422 of the Code, and non-qualified stock options ("NSOs"). The per share exercise price of shares purchasable under an option shall be determined by the plan administrator in its sole discretion at the time of grant but shall not,
(1) in the case of ISOs, be less than the fair market value of the common stock on such date, (2) in the case of NSOs intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, be less than the fair market value of the common stock on such date and (3) in any event, be less than the par value of the common stock. Furthermore, in the case of ISOs granted to a participant who owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of Vyyo or of any parent or subsidiary, the per share exercise price of such ISOs (to the extent required at the time of grant by the Code) shall be no less than 110% of the fair market value of the common stock on the date of grant.

      The term of each option shall be fixed by the plan administrator, but no option shall be exercisable more than ten years after the date such option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of Vyyo or of any parent or subsidiary and an incentive stock option is granted to such employee, the term of such ISO (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

      Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the plan administrator at or after the time of grant. The plan administrator may provide at the time of grant, in its sole discretion, that any option shall be exercisable only in installments, and the plan administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the plan administrator may determine, in its sole discretion, including but not limited to in connection with any "change in control" of Vyyo (as defined in the award agreement evidencing such option).

      SARs and limited SARs may be granted under the Plan either alone or in conjunction with all or part of any stock option granted under the Plan. An SAR granted under the Plan entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value at the date of exercise of a share of common stock over a specified price fixed by the plan administrator.

      Free standing SARs shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the plan administrator at or after grant. Related SARs shall be exercisable only at such time or times and to the extent that the options to which they relate shall be exercisable; provided, however, that a related SAR granted in connection with an ISO shall be exercisable only if and when the fair market value of the common stock subject to the ISO exceeds the exercise price of such option. Notwithstanding the above, free standing or related SARs shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of a participant's death or disability prior to the expiration of such six-month period.

      A limited SAR granted under the Plan entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the change in control price of a share of common stock over a specified price fixed by the plan administrator. A limited SAR may only be exercised within the 30-day period following a change in control.

      Restricted stock, deferred stock and performance shares may be granted under the Plan. The plan administrator will determine the purchase price, performance period and performance goals, if any, with respect to the grant of restricted stock, deferred stock and performance shares. Participants with restricted stock and performance shares generally have all of the rights of a stockholder. With respect to deferred stock, during the deferral period, subject to the terms and conditions imposed by the plan administrator, the deferred stock units may be credited with dividend equivalent rights. If the performance goals and other restrictions are not attained, the participant will forfeit his or her shares of restricted stock, deferred stock and/or performance shares.

      In the event we merge or consolidate with another entity in which we are not the surviving corporation, dissolve or liquidate or sell substantially all of our assets, outstanding awards under the Plan may be assumed or replaced by the successor corporation, if any, or its parent. If the successor corporation or its parent does not assume outstanding awards or substitute equivalent awards, such awards will automatically become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture right.

      The terms of the Plan provide that the plan administrator may amend, suspend or terminate the Plan at any time, provided, however, that some amendments require approval of our stockholders. Further, no action may be taken which adversely affects any rights under outstanding awards without the holder's consent. The Plan will terminate in November 2009.

CERTAIN FEDERAL INCOME TAX EFFECTS

      The following discussion is for general information only and is based on the U.S. Federal income tax laws now in effect, which are subject to change, possibly retroactively. This summary does not discuss all aspects of Federal income taxation that may be important to individual plan participants. Moreover, this summary does not address specific state, local or foreign tax consequences. This summary assumes that common stock acquired under the Plan will be held as a "capital asset" (generally, property held for investment) under the Code.

NONQUALIFIED STOCK OPTIONS

      A participant will generally not be subject to Federal income taxation upon the grant of an NSO. Rather, at the time of exercise of such NSO, the participant will recognize ordinary income for Federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option exercise price. Vyyo will generally be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If shares acquired upon exercise of an NSO (or upon untimely exercise of an ISO as discussed below) are later sold or exchanged, then the difference between the sales price and the fair market value of such stock on the date that ordinary income was recognized with respect thereto will generally be taxable as capital gain or loss.

INCENTIVE STOCK OPTIONS

      A participant is generally not subject to Federal income taxation upon the grant of an ISO or upon its timely exercise. However, a participant may be subject to federal income taxation under the Alternative Minimum Tax rules upon exercise of an ISO. Exercise of an ISO will be timely if made during its term and if the participant remains an employee of Vyyo or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled employee). Exercise of an ISO will also be timely if made by the legal representative of a participant who dies (1) while in the employ of Vyyo or a subsidiary, or (2) within three months after termination of employment (or one year in the case of a disabled employee). The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs. (See "Certain Federal Income Tax Effects--Nonqualified Stock Options.")

      If stock acquired pursuant to a timely exercised ISO is later disposed of, the participant will, except as noted below with respect to a "disqualifying disposition," recognize a capital gain or loss equal to the difference between the amount realized upon such sale and the option exercise price. Under these circumstances, Vyyo will not be entitled to any deduction for Federal income tax purposes in connection with either the exercise of the ISO or the sale of such stock by the participant. If, however, a participant disposes of stock acquired pursuant to the exercise of an ISO prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to him upon exercise (a "disqualifying disposition"), generally (1) the participant will realize ordinary income at the time of the disposition in an amount equal to the excess, if any, of the fair market value of the stock at the time of exercise (or, if less, the amount realized on such disqualifying disposition) over the option exercise price, and (2) any additional gain recognized by the participant will be subject to tax as capital gain. In such case, Vyyo may claim a deduction for Federal income tax purposes at the time of such disqualifying disposition for the amount taxable to the participant as ordinary income.

      The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option exercise price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by
Section 55 of the Code.

STOCK APPRECIATION RIGHTS

      A grant of SARs has no Federal income tax consequences at the time of such grant. Upon the exercise of an SAR, the amount of any cash and the fair market value as of the date of exercise of any shares of common stock received is taxable to the participant as ordinary income. Vyyo will generally be entitled to a deduction at the same time and equal to the amount included in the participant's income. Upon the sale of the shares acquired by the exercise of an SAR, the participant will recognize capital gain or loss (assuming such stock was held as a capital asset) in an amount equal to the difference between the amount realized upon such sale and the fair market value of the stock on the date that governs the determination of his ordinary income.

RESTRICTED AWARDS

      In the case of a restricted award, a participant generally will not be subject to Federal income tax upon the grant of such an award, but, rather, the participant will recognize ordinary income in an amount equal to (1) the fair market value of the common stock at the time the shares become transferable or are otherwise no longer subject to a substantial risk of forfeiture (as defined in the Code), minus (2) the price, if any, paid by the participant to purchase such stock. Vyyo will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income. However, a participant may elect (not later than 30 days after acquiring such shares) to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by the participant at the time the restrictions lapse. Vyyo will be entitled to a tax deduction at the time when, and to the extent that, income is recognized by the participant. If, however, shares in respect of which such election was made are later forfeited, no tax deduction is allowable to the participant for the forfeited shares, and Vyyo will be deemed to recognize ordinary income equal to the amount of the deduction allowed to Vyyo at the time of the election in respect of such forfeited shares.

CAPITAL GAIN OR LOSS

      Net capital gain (i.e., generally, capital gain in excess of capital losses) recognized by a participant upon the sale of shares held for more than 12 months will generally be subject to tax at a rate not to exceed 20%. Net capital gain recognized from the sale of shares held for 12 months or less will be subject to tax at ordinary income rates.

AMENDED PLAN BENEFITS

      Each of Messrs. Fischer and Griffin, each a non-employee director and a nominee for election as a director, received a grant of options to purchase 22,500 shares in fiscal 2000, and will receive an annual grant to purchase 22,500 for each subsequent year during his term as a director. Mr. Gilo, also a nominee for election as a director, received a grant of options to purchase 285,000 shares in fiscal 2000, which options were cancelled in December 2000.

      It is not possible to determine at this time the future awards that will be granted under the Plan to each of the executive officers, the executive officers as a group, or to employees who are not executive officers as a group, if the amendment is approved by stockholders, and no awards made under the Plan prior to the date of the annual meeting have been made subject to such approval. Each of the directors who is not an executive officer will receive annual grants of 22,500 options under the Plan during his term as a director, for a total of 135,000 options per year to the current group of directors who are not executive officers. Grants to the named executive officers for fiscal 2000 are described in "Executive Compensation and Other Information" below. The following table is provided pursuant to requirements of the Commission and provides information regarding options granted under the Plan in fiscal 2000.


                                                                   WEIGHTED
                                                                   AVERAGE
                                     OPTIONS      % OF TOTAL    EXERCISE PRICE
       IDENTITY OF GROUP             GRANTED    OPTIONS GRANTED    PER SHARE
   ---------------------------------------------------------------------------

   Executive officers as a group    3,729,000(1)        52%          $14.35(1)

   Employees that are not
   executive officers, as a group     3,330,399         46%            $12.36

   Directors that are not
   executive officers, as a group      135,000           2%            $1.87

----------------

(1) The number of options granted to executive officers and the exercise price include (a) 285,000 options granted to Mr. Gilo in October 2000 at an exercise price of $20.00 per share that were cancelled in December 2000; and (b) 1,450,000 options granted to Mr. O'Connell in October 2000 at an exercise price of $20.00 per share that were cancelled in December 2000 in exchange for 870,000 repriced options. See "--Report on Repricing of Options."

VOTE REQUIRED

      The affirmative vote of a majority of all of the votes cast at the annual meeting is required to approve the proposed amendment to the Plan for purposes of Section 422 and 162(m) of the Internal Revenue Code of 1986, as amended.



        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2



                               PROPOSAL NO. 3

            RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The board of directors has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of Vyyo for the current fiscal year. Representatives of the firm of Ernst & Young LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    Fees billed by Ernst & Young for the fiscal year ended December 31, 2000 were as follows:

    Audit Fees...................................................... $145,250
    Audit Related Fees.............................................. $398,600
    Financial Information Systems Design and Implementation Fees....       $0
    All Other Fees.................................................. $102,616

    The Audit Committee has considered whether the provision of non-audit services by Ernst & Young is compatible with maintaining their independence, and has determined that it is.

    Stockholder ratification of the appointment of Ernst & Young as Vyyo's independent auditors is not required by Vyyo's bylaws or any other applicable legal document. However, the Board is submitting the appointment of Ernst & Young to the stockholders as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider the appointment. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent auditing firm at any time.


           THE AUDIT COMMITTEE AND BOARD OF DIRECTORS RECOMMENDS
  A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE
   COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2001



                EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

      The following table sets forth all compensation earned for the years ended December 31, 2000 and 1999, by Vyyo's current Chief Executive Officer and each of Vyyo's four other most highly compensated executive officers including its former Chief Executive Officer (collectively, the "named executive officers").


                         SUMMARY COMPENSATION TABLE


                               ANNUAL COMPENSATION    LONG-TERM COMPENSATION AWARDS

       NAME AND                                             SECURITIES UNDERLYING
  PRINCIPAL POSITION    YEAR  SALARY($)     BONUS($)(1)           OPTIONS (#)
  ------------------    ----  ---------     ----------       ---------------------

Davidi Gilo             2000   $350,000      $304,000          285,000(2)
Chairman of the         1999   $175,000            --          975,000
Board(3)

John O'Connell(4)       2000    $64,808      $656,800(5)     2,320,000(6)
Chief Executive         1999         --            --               --
Officer

Michael P. Corwin(7)    2000   $225,000      $195,000          197,000
Former Chief            1999    $72,500            --          360,000
Operating Officer

Eran Pilovsky(8)        2000   $239,583      $217,000          468,000
Chief Financial         1999         --            --               --
Officer

Stephen P. Pezzola      2000   $201,500      $201,000(9)       109,000
General Counsel and     1999   $140,000(10)        --          193,500
Secretary

-----------------

(1) Vyyo's executive officers are eligible for annual cash bonuses that are specified in employment agreements. Such bonuses are based upon achievement of corporate performance objectives. The executive officers are also eligible for discretionary bonuses as may be awarded by the Compensation Committee based upon individual, as well as corporate performance. Vyyo generally pays bonuses in the year following that in which the bonuses were earned.
(2)     These options were cancelled in December 2000.
(3)     Mr. Gilo also served as Vyyo's Chief Executive Officer until
        October 2000. Mr. Gilo's salary for services performed in 1999 was accrued and was paid to Mr. Gilo in 2000.
(4) Mr. O'Connell joined Vyyo in October 2000. Mr. O'Connell's salary and bonus for services performed in 2000 was accrued and was paid to Mr. O'Connell in 2001.
(5) Includes a signing bonus of $600,000 paid to Mr. O'Connell pursuant to his employment agreement.
(6)     Includes 1,450,000 options that were cancelled in December 2000.
(7)     Mr. Corwin joined Vyyo in August 1999 and resigned from Vyyo in
        March 2001.

(8)     Mr. Pilovsky joined Vyyo in January 2000.
(9) Includes a $25,000 bonus paid to Mr. Pezzola upon the consummation of Vyyo's initial public offering pursuant to his employment agreement.
(10) $52,000 of this amount was paid to Mr. Pezzola in 1999, and $87,500 was accrued and was paid to Mr. Pezzola in 2000.



                     OPTION GRANTS IN LAST FISCAL YEAR

       The following table provides information with respect to stock options granted during 2000 to each of the named executive officers. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually, calculated based on the closing price of the common stock on the grant date, or, in the case of stock options granted before our initial public offering, based on the fair market value of the common stock on the grant date, as determined by the board of directors. These amounts are based on certain assumed rates of appreciation and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock.


                        INDIVIDUAL GRANTS
                 --------------------------------
                                                                           POTENTIAL REALIZABLE VALUE
                                  % OF                                     AT ASSUMED ANNUAL RATES OF
                                  TOTAL                                    STOCK PRICE APPRECIATION
                 NUMBER OF        OPTIONS                                      FOR OPTION TERM
                SECURITIES        GRANTED
                UNDERLYING          TO         EXERCISE
                  OPTIONS         EMPLOYEES      PRICE     EXPIRATION
      NAME      GRANTED (#)       IN 2000     ($/SHARE)       DATE             5%         10%
      ----      -----------       ----------  ----------   -----------         --         ---

Davidi Gilo      285,000(1)          4.0%       $20.00      10/12/05       $1,574,805    $3,479,907

John R.        1,450,000(1)         20.5%       $20.00      10/12/05       $8,012,166   $17,704,790
O'Connell        870,000            12.3%        $7.66      12/31/01         $358,511      $718,286

Michael P.       117,000             1.7%       $20.00      10/12/05         $646,499    $1,428,594
Corwin            80,000             1.1%        $7.66      12/04/05         $169,306      $374,121

Eran Pilovsky    300,000             4.3%        $0.83      01/16/05          $68,795      $152,017
                  88,000             1.3%       $20.00      10/12/05         $486,256    $1,074,498
                  80,000             1.1%        $7.66      12/04/05         $169,306      $374,121

Stephen P.        59,000             0.8%       $20.00      10/12/05         $326,013      $720,402
Pezzola           50,000             0.7%        $7.66      12/04/05         $105,816      $233,826

-------------------------
(1)  These options were cancelled in December 2000.



             OPTION EXERCISES AND OPTION VALUES FOR FISCAL 2000

       The following table describes for the named executive officers the number and aggregate value of stock options exercised during fiscal 2000, and the number and aggregate value of unexercised options held by each of the named executive officers as of December 31, 2000:


                    AGGREGATED OPTION EXERCISES IN 2000
                   AND OPTION VALUES AT DECEMBER 31, 2000


                                                      NUMBER OF
                                                     SECURITIES
                                                     UNDERLYING
                                                     UNEXERCISED                  VALUE OF UNEXERCISED
                        AGGREGATE OPTION              OPTIONS AT                IN-THE-MONEY OPTIONS AT
                        EXERCISES IN 2000          DECEMBER 31, 2000              DECEMBER 31, 2000(1)
                        ------------------         -----------------            ------------------------

                       SHARES       VALUE
                    ACQUIRED ON    REALIZED
    NAME            EXERCISE (#)    ($)(2)     EXERCISABLE    UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
    ----            ------------   ----------  -----------    -------------     -----------    -------------

Davidi Gilo               --            --            --               --              --               --

John R. O'Connell    370,000            --            --          500,000              --               --

Michael P. Corwin    150,000    $1,714,800        90,000          227,000        $496,800         $159,000

Eran Pilovsky        300,000            --            --          168,000              --               --

Stephen P. Pezzola    73,500      $100,695            --          109,000              --               --

------------------

(1) Calculated on the basis of the closing sale price of our common stock as reported on the Nasdaq National Market on December 29, 2000, of $6.13 per share, minus the per share exercise price, multiplied by the number of shares underlying the options.
(2) With respect to options exercised after our initial public offering, the value realized is calculated on the basis of the closing sale price of our common stock as reported on the Nasdaq National Market on the date of exercise, minus the per share exercise price, multiplied by the number of shares underlying the options. With respect to options exercised prior to our initial public offering, the value realized is calculated on the basis of $1.87 per share, the fair market value of our common stock as determined by our board of directors on the date of exercise, minus the per share exercise price, multiplied by the number of shares underlying the options.



EMPLOYMENT AGREEMENTS

      We entered into an employment agreement with Davidi Gilo effective as of January 1, 2000. The agreement provides for a three-year term that will automatically renew for consecutive one-year extensions, unless terminated by either party upon written notice. Under Mr. Gilo's agreement, he is entitled to receive an annual base salary equal to $350,000 and an annual bonus equal to 15%, 50% or 90% of his annual base salary if we meet 80%, 100% or 120% of our annual business plan, respectively, with the bonus pro rated if our plan is met between 80% and 100% or between 100% and 120%. In addition, Mr. Gilo will also be entitled to a discretionary bonus, as determined by our board of directors or the compensation committee. Mr. Gilo is required to devote at least 30 hours per week to the business of Vyyo under his employment agreement.

      If Mr. Gilo's employment is terminated by us without cause, he will be entitled to a severance payment equal to the greater of (1) the full amount of the cash compensation that he would have been paid under his employment agreement or (2) 18 months of his then-current base salary. If Mr. Gilo's employment is terminated by us with cause, in exchange for a release of any claims Mr. Gilo may have against us, he will be entitled to a severance payment equal to three months of his then-current base salary. If Mr. Gilo terminates his employment with us, he will be entitled to a severance payment equal to nine months of his then-current base salary. If after the initial three-year term Mr. Gilo's employment is not renewed, he will be entitled to severance payments equal to 18 months of his then current base salary in exchange for a release of any claims he may have against us. Mr. Gilo will remain as an employee during any period he is receiving severance pay and his options will continue to vest during that period.

      We entered into an employment agreement with John O'Connell effective as of October 12, 2000 and amended the agreement as of March 1, 2001. Mr. O'Connell's agreement provides for a three-year term that will automatically renew for consecutive one-year extensions, unless terminated by either party upon written notice. Under Mr. O'Connell's agreement, he is entitled to receive an annual base salary equal to $300,000, and an annual bonus equal to 15%, 50% or 90% of his annual base salary if we meet 80%, 100% or 120% of our annual business plan, respectively, with the bonus pro rated if our plan is met between 80% and 100% or between 100% and 120%. In addition, Mr. O'Connell will also be entitled to a discretionary bonus, as determined by our board of directors or the compensation committee. Mr. O'Connell also received a signing bonus of $600,000 under his agreement.

      We have agreed to loan Mr. O'Connell up to $1,000,000 under the agreement. This loan shall bear interest at the lowest allowable rate under tax and accounting laws; interest shall be due annually on December 15 of each year; and the principal and any unpaid interest shall be due on the earlier of October 31, 2003, or 90 days after his employment with us terminates. The loan shall be unsecured.

      If Mr. O'Connell's employment is terminated by us without cause, he will be entitled to a severance payment equal to the greater of (1) the full amount of the cash compensation that he would have been paid under his employment agreement or (2) nine months of his then-current base salary. If Mr. O'Connell's employment is terminated by us with cause, in exchange for a release as to any and all claims Mr. O'Connell may have against us, he will be entitled to a severance payment equal to three months of his then-current base salary. If Mr. O'Connell terminates his employment with us, he will be entitled to a severance payment equal to three months of his then-current base salary in exchange for a release of any claims he may have against us. If after the initial three-year term, Mr. O'Connell's employment is not renewed, he will be entitled to a severance payment equal to nine months of his then-current base salary in exchange for a release of any claims he may have against us. Mr. O'Connell will remain as an employee during any period he is receiving severance pay and his options will continue to vest during such period.

      We entered into an employment agreement with Eran Pilovsky effective on January 15, 2000. Mr. Pilovsky's agreement provides for a three-year term that will automatically renew for consecutive one-year extensions, unless terminated by either party upon written notice. Under Mr. Pilovsky's agreement, he is entitled to receive an annual base salary equal to $250,000 effective January 15, 2000 and $260,000 effective January 1, 2001, and an annual bonus equal to 15%, 50% or 90% of his annual base salary if we meet 80%, 100% or 120% of our annual business plan, respectively, with the bonus pro rated if our plan is met between 80% and 100% or between 100% and 120%. In addition, Mr. Pilovsky will also be entitled to a discretionary bonus, as determined by our board of directors or the compensation committee.

      If Mr. Pilovsky's employment is terminated by us without cause, he will be entitled to a severance payment equal to the greater of (1) the full amount of the cash compensation that he would have been paid under his employment agreement or (2) six months of his then-current base salary. If Mr. Pilovsky's employment is terminated by us with cause, in exchange for a release as to any and all claims Mr. Pilovsky may have against us, he will be entitled to a severance payment equal to three months of his then-current base salary. If after the initial three-year term, Mr. Pilovsky's employment is not renewed, he will be entitled to a severance payment equal to six months of his then current base salary in exchange for a release of any claims he may have against us. Mr. Pilovsky will remain as an employee during any period he is receiving severance pay and his options will continue to vest during that period.

      We entered into an employment agreement with Stephen P. Pezzola effective as of January 1, 2000. Mr. Pezzola's agreement provides for a three-year term that will automatically renew for consecutive one-year extensions, unless terminated by either party upon written notice. Under Mr. Pezzola's agreement, he is entitled to receive an annual base salary equal to $202,500 effective January 1, 2000 and $210,000 effective January 1, 2001, and an annual bonus equal to 15%, 50% or 90% of his annual base salary if we meet 80%, 100% or 120% of our annual business plan, respectively, with the bonus pro rated if our plan is met between 80% and 100% or between 100% and 120%. In addition, Mr. Pezzola will also be entitled to a discretionary bonus, as determined by our board of directors or the compensation committee. In 2000, Mr. Pezzola also received under the agreement a bonus in the amount of $25,000 upon the completion of our initial public offering. Mr. Pezzola is required to devote at least 30 hours per week to the business of Vyyo under his employment agreement.

      If Mr. Pezzola's employment is terminated by us without cause, he will be entitled to a severance payment equal to the greater of (1) the full amount of the cash compensation that he would have been paid under his employment agreement or (2) nine months of his then-current base salary. If Mr. Pezzola's employment is terminated by us with cause, in exchange for a release as to any and all claims Mr. Pezzola may have against us, he will be entitled to a severance payment equal to three months of his then-current base salary. If Mr. Pezzola terminates his employment with us, he will be entitled to a severance payment equal to three months of his then-current base salary. If after the initial three-year term, Mr. Pezzola's employment is not renewed, he will be entitled to a severance payment equal to nine months of his then current base salary in exchange for a release of any claims he may have against us. Mr. Pezzola will remain as an employee during any period he is receiving severance pay and his options will continue to vest during that period.

      Effective as of February 1, 2001, we entered into an employment agreement with Menashe Shahar which replaces a prior employment agreement dated January 1, 2000. Mr. Shahar's agreement provides for a two-year term that will automatically renew for consecutive one-year extensions, unless terminated by either party upon written notice. Under Mr. Shahar's agreement, he is entitled to receive an annual base salary equal to $225,000, and an annual bonus equal to 15%, 50% or 90% of his annual base salary if we meet 80%, 100% or 120% of our annual business plan, respectively, with the bonus pro rated if our plan is met between 80% and 100% or between 100% and 120%. In addition, Mr. Shahar will also be entitled to a discretionary bonus, as determined by our board of directors or the compensation committee.

      In connection with Mr. Shahar's relocation from Israel to California in 2001, we have agreed to pay the following amounts to Mr. Shahar: (1) reimbursement of up to $8,000 per month of rental payments on a home in California, until the earlier of November 14, 2002 or until Mr. Shahar purchases a home in California, (2) reimbursement of up to $1,000 per month for car lease payments until December 31, 2002, (3) closing costs on the purchase of a home in California, if purchased prior to June 30, 2001, (4) certain travel expenses for Mr. Shahar and his family, (5) a $25,000 moving bonus and reasonable moving expenses of up to $20,000, (5) approximately $20,000 for Israeli and United States tax planning and compliance advisors for Mr. Shahar in connection with his relocation, and (6) reimbursement of any taxes incurred by Mr. Shahar as a result of the above payments.

      In addition, we have agreed to loan Mr. Shahar up to $1,000,000 to be used for the purchase of a home in California. The amount of the loan shall be equal to 50% of the home purchase price if purchased by June 30, 2001, 40% of the purchase price if purchased between July 1 and December 31, 2001, and 30% of the purchase price if purchased after January 1, 2002. The loan shall bear interest at the lowest allowable rate under tax and accounting laws, interest shall be due annually on December 15th of each year, and the principal and any unpaid interest shall be due on the earlier of 90 days after his employment with us terminates or upon the sale of the home. The loan shall be secured by the home, with a security interest junior to that of a bank mortgage lender on the home, if any.

      If Mr. Shahar's employment is terminated by us without cause, he will be entitled to a severance payment equal to the greater of (1) the full amount of the cash compensation that he would have been paid under his employment agreement or (2) six months of his then-current base salary. If Mr. Shahar's employment is terminated by us with cause, in exchange for a release as to any and all claims Mr. Shahar may have against us, he will be entitled to a severance payment equal to three months of his then-current base salary. If after the initial two-year term, Mr. Shahar's employment is not renewed, he will be entitled to a severance payment equal to six months of his then-current base salary in exchange for a release of any claims he may have against us. Mr. Shahar will remain as an employee during any period he is receiving severance pay and his options will continue to vest during that period.

      We entered into an employment agreement with Arnon Kohavi effective on November 22, 1999. Mr. Kohavi's agreement provides for an 18 month term that will automatically renew for consecutive six-month extensions, unless terminated by either party by written notice. Under Mr. Kohavi's agreement, he is entitled to receive an annual base salary equal to $155,000 effective November 22, 1999, and $200,000 effective September 1, 2000, and an annual bonus equal to 25%, 75% or 125% of his annual base salary if we meet 80%, 100% or 120% of our annual business plan, respectively, with the bonus pro rated if our plan is met between 80% and 100% or between 100% and 120%. In addition, Mr. Kohavi will also be entitled to participate in each bonus plan adopted by our board of directors.

      If Mr. Kohavi's employment is terminated by us without cause, he will be entitled to a severance payment equal to the lesser of (1) the full amount of the cash compensation that he would have been paid under his employment agreement or (2) six months of his then-current base salary. If after the initial 18-month term, Mr. Kohavi's employment is not renewed, he will be entitled to a severance payment equal to six months of his then current base salary in exchange for a release of any claims he may have against us.

      Our employment agreement with Michael Corwin was entered into effective as of January 1, 2000 and was terminated pursuant to a termination agreement dated effective as of March 21, 2001, upon Mr. Corwin's resignation from Vyyo as our Chief Operating Officer. Under the termination agreement, Vyyo paid to Mr. Corwin a $125,000 severance payment and shall pay Mr. Corwin's health insurance premiums until December 31, 2001. In addition, a total of 148,000 options to purchase common stock held by Mr. Corwin were accelerated to be vested and exercisable on the date of the termination agreement and shall remain outstanding for one year after the date of the termination agreement. Under his employment agreement prior to its termination, Mr. Corwin received an annual base salary equal to $225,000 effective January 1, 2000, and $250,000 effective January 1, 2001, and also received a bonus of $195,000 for fiscal 2000 based on Vyyo meeting a certain percentage of our annual business plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee currently consists of directors Broad and Zimmerman.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The following report of the compensation committee and the performance graph which follows do not constitute solicitation material, and shall not be deemed filed or incorporated by reference into any other filing by Vyyo under the Securities Act of 1933, or the Securities Exchange Act of 1934.

      Compensation Policy. Vyyo's Compensation Policy as established by the compensation committee is that executive officers' total annual cash compensation should vary with the performance of Vyyo, and that long-term incentives awarded to such officers should be aligned with the interest of our stockholders. Vyyo's executive compensation program is designed to attract and retain executive officers who will contribute to our long-term success, to reward executive officers who contribute to Vyyo's financial performance and to link executive officer compensation and stockholder interests through the grant of stock options.

      Compensation of Vyyo's executive officers consists of three principal components: salary, bonus, and long-term incentive compensation consisting of stock option grants.

      Salary. The minimum base salaries for our Chief Executive Officer and each of the other executive officers are specified in employment agreements, and are subject to annual increases by the Compensation Committee in its discretion. The base salaries of all executive officers are reviewed annually and, subject to minimum amounts specified in employment agreements, are set by the Compensation Committee. When setting base salary levels, in a manner consistent with the Compensation Committee's policy outlined above, the Committee considers competitive market conditions for executive compensation, Vyyo's performance and individual performance.

      Bonus. The bonuses of the Chief Executive Officer and each of the other executive officers were specified in employment agreements and were based on Vyyo achieving certain corporate performance objectives. The Compensation Committee also evaluates the performance and sets discretionary bonuses payable to the executive officers.

      Long-term Incentive Compensation. We believe that option grants (1) align executive interests with stockholder interests by creating a direct link between compensation and stockholder return, (2) give executives a significant, long-term interest in Vyyo's success, and (3) help retain key executive officers in a competitive market for executive talent.

      Our stock option plans authorize the Committee to grant stock options to employees and consultants, including executive officers. Option grants are made from time to time to executive officers whose contributions have or will have a significant impact on Vyyo's long-term performance. Vyyo's determination of whether option grants are appropriate each year is based upon individual performance measures established for each individual. Options are not necessarily granted to each executive officer during each year. Options granted to the Chief Executive Officer in 2000, for 870,000 shares that were repriced in December 2000, vested as to 370,000 shares on the date of grant, and will vest as to the remaining 500,000 shares on October 1, 2001, and such options will terminate on December 31, 2001. Options granted to other executive officers in 2000, vest as to 50% of the options on the date that is six months after the date of grant, and thereafter in equal monthly installments over a period of six months, and expire five years from the date of grant. Details on stock options granted to certain executive officers in 2000, are provided in "Option Grants in Last Fiscal Year," and details regarding the option repricing in 2000, are provided in "Report on Repricing of Options."

      Compensation of Chairman of the Board and Chief Executive Officer. As described above in "Employment Agreements," the minimum salary and bonus of Davidi Gilo, the Chairman of the Board, and John R. O'Connell, the Chief Executive Officer, are provided in their respective employment agreements and are subject to increases as determined by the board of directors. The base salaries specified in the employment agreements, and the long term incentive compensation in the form of options granted to Mr. Gilo and Mr. O'Connell, were established by negotiations with Mr. Gilo and Mr. O'Connell, respectively, and in determining the amount of the salary and other compensation paid to these persons, the Compensation Committee considered factors including the performance of Mr. Gilo and Mr. O'Connell and their contributions to Vyyo, the level of salary and long term incentive compensation paid to persons in similar positions at other companies in Vyyo's industry, and the considerable competition for executive talent within the industry.

      Mr. Gilo's and Mr. O'Connell's bonuses under each of their employment agreements is based on Vyyo's performance each year. For fiscal 2000, bonuses of $304,000 and $56,800 were paid to Mr. Gilo and Mr. O'Connell, respectively, based on Vyyo meeting a certain percentage of our annual business plan in 2000. Mr. O'Connell's bonus was pro rated to reflect that he served as Chief Executive Officer commencing in October 2000. Mr. O'Connell also received a signing bonus of $600,000 under his employment agreement, in connection with his joining us as our Chief Executive Officer.

      Compensation Policy Regarding Deductibility. Vyyo is required to disclose its policy regarding qualifying executive compensation for deductibility under Section 162(m) of the Internal Revenue Code which provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly-held corporation is limited to $1 million per year. For the fiscal year ended December 31, 2000, none of our executive officers received $1 million. It is not expected that the compensation to be paid to our executive officers for fiscal 2001 will exceed the $1 million limit for any officer. Our option plans are structured so that any compensation deemed paid to an executive officer when he exercises an outstanding option under any of the option plans, with an exercise price equal to the fair market value of the option shares on the grant date, will qualify as performance-based compensation which will not be subject to the $1 million limitation. The Compensation Committee currently intends to limit the dollar amount of all other compensation payable to Vyyo's executive officers to no more than $1 million.

      Report on Repricing of Options

      In December 2000, the board of directors repriced previously granted options to John O'Connell, Vyyo's Chief Executive Officer. Between October 12, 2000, the date on which Mr. O'Connell joined Vyyo and was granted options, and December 4, 2000, stock prices in the general market and the price of our common stock declined dramatically. As a result of this decline, the Compensation Committee believed that the relationship between the exercise price of Mr. O'Connell's options and the current market price of our common stock did not provide an effective equity incentive for the newly retained Chief Executive Officer. Equity incentives are a significant component of the total compensation package of Vyyo's employees and play a substantial role in Vyyo's ability to retain the services of individuals essential to our long-term success. The Compensation Committee felt that Vyyo's ability to retain Mr. O'Connell would be significantly impaired unless value was restored to his options. Accordingly, the Compensation Committee determined it was necessary to reprice a portion of his options to provide a realistic incentive.

      Under the terms of the repricing, on December 4, 2000, Mr. O'Connell's options to purchase 1,450,000 shares of our common stock, which were previously granted at an exercise price of $20.00 per share, were cancelled, and 870,000 new options were granted at an exercise price of $7.66 per share, the closing price of our common stock on such date. Notwithstanding the original vesting schedule of the cancelled options, the vesting schedule of the new options was amended such that 370,000 of the options vested on the date of the repricing, and the remaining 500,000 options vest on October 1, 2001. The repriced options will terminate on December 31, 2001. In addition, Vyyo has agreed to grant 500,000 additional options to Mr. O'Connell as soon as practicable after June 4, 2001, at an exercise price equal to the fair market value of our common stock on the date of grant.

      The following table sets forth the number of options repriced for the fiscal year ended December 31, 2000:


                                                                                          Length of
                                    Number of       Market       Exercise                  Original
                                   Securities      Price at      Price at      New       Option Term
                                   Underlying       Time of      Time of     Exercise    Remaining at
                       Date of       Options       Repricing     Repricing    Price       Date of
      Name            Repricing    Repriced (#)      ($/Sh)      ($/Sh)       ($/Sh)     Repricing
      ----            ---------    ------------    ----------    ----------  ---------   -------------

John R.               12/4/00       870,000         $7.66         $20.00       $7.66      4.8 years(1)
O'Connell
  Chief Executive
  Officer

---------------------
(1)   The replacement options have a term of 1.1 years after the date of grant.



      The above Report on Executive Compensation is submitted by the Compensation Committee:

  Lewis S. Broad
  Alan L. Zimmerman


STOCK PERFORMANCE GRAPH

      The graph below compares the cumulative total stockholder return on our common stock with the cumulative total return on the Nasdaq Stock Market Index and the Nasdaq Telecommunications Index. The period shown commences on April 5, 2000, the date that our common stock was registered under Section 12 of the Securities Exchange Act of 1934, and ends on December 31, 2000, the end of Vyyo's last fiscal year. The graph assumes an investment of $100 on April 5, 2000, and the reinvestment of any dividends.

      The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of our common stock.

                        TOTAL RETURN TO STOCKHOLDERS

                 APRIL 5, 2000 TO DECEMBER 31, 2000


                                           CUMULATIVE TOTAL RETURN*
                                           -------------------------

                                         04/05/00              12/31/00
                                         --------              --------

Vyyo Inc.                                 $100                  $45.37

Nasdaq Stock Market Index                 $100                  $53.61

Nasdaq Telecommunications Index           $100                  $40.46

----------------------------
*$100 invested on April 5, 2000 in stock or index - including reinvestment of dividends. Fiscal year ending December 31.


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Since January 1, 2000, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer or holder of more than 5% of our common stock, or an immediate family member of any of the foregoing, had or will have a direct or indirect interest other than compensation arrangements that are described where required under "Executive Compensation and Other Information" and the transactions described below.

      On December 4, 2000, in connection with an exercise of options to purchase our common stock, we lent $2,834,163 to John O'Connell, our Chief Executive Officer, in exchange for which Mr. O'Connell issued a full recourse promissory note to us. The note bore interest at a variable rate equal to the federal funds rate of the Federal Reserve Board as in effect from time to time, plus 2% per annum. Interest was payable quarterly on the last day of each calendar quarter commencing on March 31, 2001, and principal was due on the earlier of December 4, 2003 or 20 business days after Mr. O'Connell leaves Vyyo. If Mr. O'Connell sells any of the shares purchased with the loan, he shall repay to Vyyo an amount equal to the lesser of the sale proceeds and the exercise price for the shares. The note was secured by the purchased shares and by a pledge of the assets held in a brokerage account of Mr. O'Connell having an initial value of not less than 200% of the amount of the loan. The note was amended on March 1, 2001 such that (1) commencing on March 1, 2001, the note bears interest at the rate of 4.86% per annum, (2) principal and interest shall be due and payable on December 4, 2003, and (3) the note is secured by the shares purchased and our recourse in the event of non-payment of the note is limited to our rights in such shares as collateral. We have agreed to reimburse Mr. O'Connell up to $500,000 for any tax liability incurred by him as a result of termination of the loan if the loan obligation exceeds the value of such shares. As of December 31, 2000, Mr. O'Connell owed $2,852,032 in principal and interest under the loan, which was the largest amount of indebtedness under the loan during 2000.

      In January 2000, in connection with an exercise of options to purchase our common stock, we lent $249,980 to Eran Pilovsky, our Chief Financial Officer, in exchange for which Mr. Pilovsky issued a full-recourse promissory note to us. This note was due on the earlier of January 16, 2003 or the time at which Mr. Pilovsky sells the shares purchased with the loan, or leaves Vyyo, and bore interest at rate of 6% per annum. The note was secured by the purchased shares. In June 2000, Mr. Pilovsky repaid to us the full amount of $256,473 of principal and accrued interest under this note.

      In October 2000, the board of directors granted options to purchase 102,000 shares of our common stock to Menashe Shahar and options to purchase 88,000 shares of our common stock to Arnon Kohavi, in each case at an exercise price of $20.00 per share. In December 2000, the board of directors granted options to purchase 80,000 shares of our common stock to each of Mr. Shahar and Mr. Kohavi, in each case at an exercise price of $7.66 per share.

      Avraham Fischer, a director of Vyyo, is a senior partner of the law firm of Fischer, Behar, Chen & Co., which represents us on matters relating to Israeli law. We paid approximately $309,097 in legal fees to this firm in 2000.

      We have entered into indemnification agreements with our directors and executive officers containing provisions that may require us, among other things, to indemnify our directors and executive officers against various liabilities that may arise by virtue of their status or service as directors and executive officers, and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

      We sublease our headquarters office in Cupertino, California from Zen Research, Inc. on a month-to-month basis. Mr. Gilo is a controlling shareholder and the Chairman of the Board of Zen Research's parent corporation. In addition, Mr. Pezzola is the Vice Chairman of the Board of Zen Research's parent corporation. The average monthly payments we made to Zen Research for rent and other reimbursed expenses under our sublease were $44,250 during 2000. In addition, in April 2000, we purchased office furniture and equipment from Zen Research in the amount of $115,000 in cash.

                           STOCKHOLDER PROPOSALS

      Under our bylaws, if you intend to present a proposal at Vyyo's 2002 annual stockholder meeting, you must deliver a copy of your proposal to our Corporate Secretary, Stephen P. Pezzola, at Vyyo Inc., 20400 Stevens Creek Boulevard, Suite 800, Cupertino, California 95014, not less than 60 nor more than 90 days prior to the anniversary date of the 2001 annual stockholder meeting, unless the date of Vyyo's 2002 annual stockholder meeting is more than 30 calendar days before or after the date of our 2001 meeting, in which case your notice of a proposal will be timely if we receive it by the close of business on the tenth day following the day we publicly announce the date of the 2002 meeting or mail notice of the meeting, whichever occurs first. These requirements are separate from and in addition to the Securities and Exchange Commission's requirements for a stockholder to have a proposal included in Vyyo's proxy statement.

      Stockholders interested in submitting a proposal for inclusion in the proxy materials for Vyyo's annual meeting of stockholders in 2002, may do so by following the procedures prescribed in Securities and Exchange Commission Rule 14a-8 and submitting such proposal to our Corporate Secretary, Mr. Pezzola, at our address noted above. To be eligible for inclusion, stockholder proposals must be received by the Corporate Secretary no later than December 4, 2001.

                               OTHER MATTERS

      The board of directors knows of no other business that will be presented at the annual meeting. If any other business is properly brought before the annual meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

      It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.


                                          By Order of the Board of Directors,


                                          /s/ Davidi Gilo
                                          ---------------------------------
                                          Davidi Gilo
                                          Chairman of the Board


March 27, 2001
Cupertino, California





                                 APPENDIX A

          CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                OF VYYO INC.

               (AS ADOPTED BY THE BOARD ON FEBRUARY 2, 2000)

I.    AUTHORITY

      The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Vyyo Inc. (the "Company") shall be subject to the bylaws of the Company, as in effect from time to time, and Section 141 of the Delaware General Corporation Law.

II.   PURPOSE

      The purpose of the Committee shall be to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Company and its subsidiaries.

      The Committee shall oversee the audit efforts of the Company's independent accountants and, in that regard, shall take such actions as it may deem necessary to satisfy itself that the Company's auditors are independent of management. It is the objective of the Committee to maintain free and open means of communications among the Board, the independent accountants and the financial and senior management of the Company.

III.  COMPOSITION

      The Committee shall be comprised of at least three members of the Board. The members of the Committee and its Chairperson (the "Committee Chairperson") will be appointed by and serve at the discretion of the Board.

      Each member of the Committee shall be an "independent" director within the meaning of the Nasdaq rules and, as such, shall be free from any relationship that may interfere with the exercise of his or her independent judgment as a member of the Committee. Notwithstanding the foregoing, as permitted by the Nasdaq rules, under exceptional and limited circumstances, one director who does not meet certain of the criteria for "independence" may be appointed to the Committee if the Board determines in its business judgment that membership on the Committee by such person is required by the best interests of the Company and its stockholders and the Company discloses in the annual proxy statement the nature of such person's relationship and the reasons for the Board's determination. All members of the Committee shall be financially literate at the time of their election to the Committee or shall become financially literate within a reasonable period of time after their appointment to the Committee. "Financial literacy" shall be determined by the Board in the exercise of its business judgment, and shall include a working familiarity with basic finance and accounting practices and an ability to read and understand fundamental financial statements. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or senior officer with financial oversight responsibilities. Such qualification shall be determined by the Board in the exercise of its business judgement.

      The Committee shall ensure that the Company provides the Nasdaq, on a one-time basis and then upon any subsequent amendment to the Committee's charter or upon a change in the composition of the Committee, with written confirmation regarding:

      (1) Any determination that the Board has made regarding the independence of the Committee members;

      (2)   The financial literacy of the Committee members;

      (3) The determination that at least one of the Committee members has past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication; and

      (4) The annual review and reassessment of the adequacy of the Committee's charter.

IV.   MEETINGS

      The Committee shall hold at least one regular meeting per year and additional meetings as the Committee Chairperson or Committee deems appropriate. The Committee shall also meet at least once per year with management, the head of the internal auditing department and the Company's independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups or persons believe should be discussed privately. In addition, the Committee (or the Chairman) should meet or confer with the independent accountants and management quarterly to review the Company's periodic financial statements prior to their filing with the Securities and Exchange Commission (the "SEC"). The Chairman should work with the Chief Financial Officer and management to establish the agendas for Committee meetings. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary.

V.    MINUTES AND REPORTS

      Minutes of each meeting of the Committee shall be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Committee Chairperson shall report to the Board from time to time, or whenever so requested by the Board.

VI.   DUTIES AND RESPONSIBILITIES

      In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The Committee should review and reassess annually the adequacy of the Committee's charter. The charter must specify: (1) the scope of the Committee's responsibilities and how it carries out those responsibilities,
(2) the ultimate accountability of the Company's independent auditors to the Board and the Committee, (3) the responsibility of the Committee and the Board for the selection, evaluation and replacement of the Company's independent auditors, and (4) that the Committee is responsible for ensuring that the Company's independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditors and the Company and that the Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for recommending that the Board take appropriate action to ensure the independence of the independent auditors.

      While there is no "blueprint" to be followed by the Committee in carrying out its duties and responsibilities, the Committee shall have full power and authority to carry out the following:

SELECTION AND EVALUATION OF AUDITORS

      1. Make recommendations to the Board as to the selection of the firm of independent public accountants to audit the books and accounts of the Company and its subsidiaries for each fiscal year;

      2. Review and approve the Company's independent auditors' annual engagement letter, including the proposed fees contained therein;

      3. Review the performance of the Company's independent auditors and make recommendations to the Board regarding the replacement or termination of the independent auditors when circumstances warrant;

      4. Oversee the independence of the Company's independent auditors by, among other things:

               1. requiring the independent auditors to deliver to the Committee on a periodic basis a formal written statement delineating all relationships between the independent auditors and the Company; and

               2. actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommending that the Board take appropriate action to satisfy itself of the auditors' independence;

      5. Instruct the Company's independent auditors that they are ultimately accountable to the Committee and the Board, and that the Committee and the Board are responsible for the selection (subject to shareholder approval if determined by the Board), evaluation and termination of the Company's independent auditors;

OVERSIGHT OF ANNUAL AUDIT AND QUARTERLY REVIEWS

      6. Review and accept, if appropriate, the annual audit plan of the Company's independent auditors, including the scope of audit activities, and monitor such plan's progress and results during the year;

      7. Confirm through private discussions with the Company's independent auditors and the Company's management that no management restrictions are being placed on the scope of the independent auditors' work;

      8. Review the results of the year-end audit of the Company, including (as applicable):

               1. the audit report, the published financial statements, the management representation letter, the "Memorandum Regarding Accounting Procedures and Internal Control" or similar memorandum prepared by the Company's independent auditors, any other pertinent reports and management's responses concerning such memorandum;

               2. the qualitative judgments of the independent auditors about the appropriateness, not just the acceptability, of accounting principle and financial disclosure practices used or proposed to be adopted by the Company and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates;

               3. the methods used to account for significant unusual transactions;

               4. the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

               5. management's process for formulating sensitive accounting estimates and the reasonableness of these estimates;

               6.   significant recorded and unrecorded audit adjustments;

               7. any material accounting issues among management and the independent auditors; and

               8. other matters required to be communicated to the Committee under generally accepted auditing standards, as amended, by the independent auditors;

      9. Review with management and the Company's independent auditors such accounting policies (and changes therein) of the Company, including any financial reporting issues which could have a material impact on the Company's financial statements, as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulatory body;

      10. Confirm that the Company's interim financial statements included in Quarterly Reports on Form 10-Q have been reviewed by the Company's independent auditors;

OVERSIGHT OF FINANCIAL REPORTING PROCESS AND INTERNAL CONTROLS

      11. Review the adequacy and effectiveness of the Company's accounting and internal control policies and procedures through inquiry and discussions with the Company's independent auditors and management of the Company;

      12. Review with management the Company's administrative, operational and accounting internal controls, including controls and security of the computerized information systems, and evaluate whether the Company is operating in accordance with its prescribed policies, procedures and codes of conduct;

      13. Review with management and the independent auditors any reportable conditions and material weaknesses, as defined by the American Institute of Certified Public Accountants, affecting internal control;

      14. Receive periodic reports from the Company's independent auditors and management of the Company to assess the impact on the Company of significant accounting or financial reporting developments proposed by the Financial Accounting Standards Board or the SEC or other regulatory body, or any other significant accounting or financial reporting related matters that may have a bearing on the Company;

      15. Establish and maintain free and open means of communication between and among the Board, the Committee, the Company's independent auditors and management;

OTHER MATTERS

      16. Meet annually with the general counsel, and outside counsel when appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Company;

      17. Prepare a report to be included in each annual proxy statement (or, if not previously provided during the fiscal year, any other proxy statement or consent statement relating to the election of directors) of the Company commencing after December 15, 2000 which states, among other things, whether:

               1. the Committee has reviewed and discussed with management the audited financial statements to be included in the Company's Annual Report on Form 10-K;

               2. the Committee has discussed with the Company's independent auditors the matters that the auditors are required to discuss with the Committee by Statements on Auditing Standard No. 61, (as it may be modified or supplemented);

               3. the Committee has received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent auditors their independence; and

               4. based on the review and discussions described in subsections (a), (b) and (c) above, the Committee has recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the SEC;

      18. Review the Company's policies relating to the avoidance of conflicts of interest and review past or proposed transactions between the Company and members of management as well as policies and procedures with respect to officers' expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Company's independent auditors;

      19. Obtain from the independent auditors any information pursuant to Section 10A of the Securities Exchange Act of 1934;

      20. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities, including retaining outside counsel or other consultants or experts for this purpose; and

      21. Perform such other functions and have such other powers as may be necessary or convenient in the efficient discharge of the foregoing.

WITH RESPECT TO THE DUTIES AND RESPONSIBILITIES LISTED ABOVE, THE COMMITTEE
SHOULD:

      22. Report regularly to the Board on its activities, as appropriate;

      23. Exercise reasonable diligence in gathering and considering all material information;

      24. Understand and weigh alternative courses of conduct that may be available;

      25. Focus on weighing the benefit versus harm to the Company and its shareholders when considering alternative recommendations or courses of action;

      26. If the Committee deems it appropriate, secure independent expert advice and understand the expert's findings and the basis for such findings, including retaining independent counsel, accountants or others to assist the Committee in fulfilling its duties and responsibilities; and

      27. Provide management and the Company's independent auditors with appropriate opportunities to meet privately with the Committee.

                                   * * *

      While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Committee to resolve disagreements, if any, between management and the independent auditors or to ensure that the Company complies with all laws and regulations.

                               *************





                                 APPENDIX B

                                 VYYO INC.

                            AMENDED AND RESTATED
             2000 EMPLOYEE AND CONSULTANT EQUITY INCENTIVE PLAN

SECTION 1.  GENERAL PURPOSE OF PLAN; DEFINITIONS.

            The name of this plan is the Vyyo Inc. Amended and Restated 2000 Employee and Consultant Equity Incentive Plan (the "Plan"). The Plan was adopted by the Board (defined below) and approved by the stockholders of the Company (defined below) on November 22, 1999. The Board subsequently amended and restated the Plan in its entirety on February 2, 2000 (the "Amendment"), and such Amendment was approved by the stockholders of the Company on the same date. The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's success and to provide incentives to Participants (defined below) that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company. The Company wishes the issuance of Awards (defined below) to its employees in Israel to conform with the requirements of Section 3(9) of the Israeli Income Tax Ordinance, and for this purpose the appended document Annex A amends this Plan to so conform.

            For purposes of the Plan, the following terms shall be defined as set forth below:

            (a) "Administrator" means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with
Section 2 below.

            (b) "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

            (c) "Award" means any award under the Plan.

            (d) "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

            (e) "Board" means the Board of Directors of the Company.

            (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

            (g) "Committee" means any committee the Board may appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

            (h) "Common Stock" means the common stock, par value $0.0001 per share, of the Company.

            (i) "Company" means Vyyo Inc., a Delaware corporation (or any successor corporation).

            (j) "Deferred Stock" means the right to receive Shares at the end of a specified deferral period granted pursuant to Section 8 below.

            (k) "Disability" means the inability of a Participant to perform substantially his or her duties and responsibilities to the Company or to any Parent or Subsidiary by reason of a physical or mental disability or infirmity (i) for a continuous period of six months, or (ii) at such earlier time as the Participant submits medical evidence satisfactory to the Administrator that the Participant has a physical or mental disability or infirmity that will likely prevent the Participant from returning to the performance of the Participant's work duties for six months or longer. The date of such Disability shall be the last day of such six-month period or the day on which the Participant submits such satisfactory medical evidence, as the case may be.

            (l) "Eligible Recipient" means an officer, director, employee, consultant or advisor of the Company or of any Parent or Subsidiary.

            (m) "Employee Director" means any director of the Company who is also an employee of the Company or of any Parent or Subsidiary.

            (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

            (o) "Exercise Price" means the per share price at which a holder of an Award may purchase the Shares issuable upon exercise of the Award.

            (p) "Fair Market Value" as of a particular date shall mean the fair market value of a share of Common Stock as determined by the Administrator in its sole discretion; provided, however, that (i) if the Common Stock is admitted to trading on a national securities exchange, fair market value of a share of Common Stock on any date shall be the closing sale price reported for such share on such exchange on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported, (ii) if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") System or other comparable quotation system and has been designated as a National Market System ("NMS") security, fair market value of a share of Common Stock on any date shall be the closing sale price reported for such share on such system on such date or, if no sale was reported on such date, on the last date preceding such date on which a sale was reported, (iii) if the Common Stock is admitted to quotation on the Nasdaq System but has not been designated as an NMS security, fair market value of a share of Common Stock on any date shall be the average of the highest bid and lowest asked prices of such share on such system on such date or, if no bid and ask prices were reported on such date, on the last date preceding such date on which both bid and ask prices were reported; (iv) in the case of a Limited Stock Appreciation Right, the fair market value of a share of Common Stock shall be the "Change in Control Price" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right) of a share of Common Stock as of the date of exercise.

            (q) "Incentive Stock Option" means any Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

            (r) "Limited Stock Appreciation Right" means a Stock
Appreciation Right that can be exercised only in the event of a "Change in Control" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right).

            (s) "Non-Employee Director" means a director of the Company who is not an employee of the Company or of any Parent or Subsidiary.

            (t) "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option, including any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

            (u) "Option" means an option to purchase Shares granted pursuant to Section 6 below.

            (v) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

            (w) "Participant" means (i) any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, awards of Restricted Stock, Deferred Stock, or Performance Shares or any combination of the foregoing, or (ii) any Non-Employee Director who is eligible to receive grants of Options pursuant to Section 6(i) below.

            (x) "Performance Shares" means Shares that are subject to restrictions based upon the attainment of specified performance objectives granted pursuant to Section 8 below.

            (y) "Registration Statement" means the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial underwritten public offering of the Common Stock.

            (z) "Restricted Stock" means Shares subject to certain restrictions granted pursuant to Section 8 below.

            (aa) "Shares" means shares of Common Stock reserved for issuance under the Plan, as adjusted pursuant to Sections 3 and 4, and any successor security.

            (bb) "Stock Appreciation Right" means the right pursuant to an Award granted under Section 7 below to receive an amount equal to the excess, if any, of (i) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the Shares covered by such right or such portion thereof, over (ii) the aggregate Exercise Price of such right or such portion thereof.

            (cc) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2.  ADMINISTRATION.

            The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act ("Rule 16b-3"), by the Board or, at the Board's sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

            Pursuant to the terms of the Plan, the Administrator shall have the power and authority to grant to Eligible Recipients Options, Stock Appreciation Rights or Limited Stock Appreciation Rights, Awards of Restricted Stock, Deferred Stock or Performance Shares or any combination of the foregoing; provided, however, that automatic, nondiscretionary grants of Options shall be made to Non-Employee Directors pursuant to and in accordance with the terms of Section 6(i) below. Except as otherwise provided in Section 6(i) below, the Administrator shall have the authority:

            (a) to select those Eligible Recipients who shall be Participants;

            (b) to determine whether and to what extent Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Awards of
Restricted Stock, Deferred Stock or Performance Shares or a combination of any of the foregoing, are to be granted hereunder to Participants;

            (c) to determine the number of Shares to be covered by each Award granted hereunder;

            (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Awards of Restricted Stock or Deferred Stock and the conditions under which restrictions applicable to such Awards of Restricted Stock or Deferred Stock shall lapse, and (ii) the performance goals and periods applicable to Awards of Performance Shares);

            (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Awards of Restricted Stock, Deferred Stock or Performance Shares or any combination of the foregoing granted hereunder;

            (f) to reduce the Exercise Price of any Option to the then current Fair Market Value if the Fair Market Value of the Shares covered by such Option has declined since the date such Option was granted; and

            (g) the Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

            The Administrator shall have the authority, in its sole discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto); and to otherwise supervise the administration of the Plan.

            All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants.

SECTION 3.  SHARES SUBJECT TO PLAN.

            The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 12,850,000 shares, plus an annual increase to be added on the first day of the Company's fiscal year (beginning 2002) equal to the lesser of (i) 2,000,000 shares or (ii) five percent (5%) of the number of outstanding shares of Common Stock on the last day of the immediately preceding fiscal year. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The aggregate number of Shares as to which Options, Stock Appreciation Rights, and Awards of Restricted Stock, Deferred Stock and Performance Shares may be granted to any Participant during any calendar year may not, subject to adjustment as provided in this Section 3, exceed 80% of the Shares reserved for the purposes of the Plan.

            Consistent with the provisions of Section 162(m) of the Code, as from time to time applicable, to the extent that (i) an Option expires or is otherwise terminated without being exercised, or (ii) any Shares subject to any Award of Restricted Stock, Deferred Stock or Performance Shares granted hereunder are forfeited, such Shares shall again be available for issuance in connection with future Awards granted under the Plan. If any Shares have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of an Option and such Shares are returned to the Company in satisfaction of such indebtedness, such Shares shall again be available for issuance in connection with future Awards granted under the Plan.

            In the event of any stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number of Shares reserved for issuance under the Plan, (ii) the kind, number and Exercise Prices of Shares subject to outstanding Options, and (iii) the kind, number and Exercise Prices of Shares subject to outstanding Awards of Restricted Stock, Deferred Stock and Performance Shares, in each case as may be determined by the Administrator, in its sole discretion, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest whole share, as determined by the Committee. An adjusted Exercise Price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right related to any Option.

SECTION 4.  CORPORATE TRANSACTIONS

            (a) Assumption or Replacement of Awards by Successor. In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants); (ii) a dissolution or liquidation of the Company; (iii) the sale of substantially all of the assets of the Company; or (iv) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), any or all outstanding Awards may be assumed or replaced by the successor corporation (if any) or Parent thereof, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation or Parent thereof may substitute equivalent awards or provide substantially similar consideration to Participants as was provided to stockholders of the Company (after taking into account the existing provisions of the Awards). The successor corporation or Parent thereof may also issue, in place of outstanding shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) or Parent thereof does not assume or substitute awards, as provided above, pursuant to a transaction described in this Section 4(a), such Awards shall automatically become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such transaction, for all the Shares at the time represented by such Awards. In such event, effective upon the consummation of the transaction, or at such other time and on such conditions as the Board shall determine, all outstanding Awards under the Plan shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its Parent.

            (b) Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 4, in the event of the occurrence of any transaction described in Section 4(a), any outstanding Awards shall be treated as provided in the applicable Award Agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

            (c) Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Award under the Plan in substitution of such other company's award; or (ii) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted approximately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

SECTION 5.  ELIGIBILITY.

            Eligible Recipients shall be eligible to be granted Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Awards of Restricted Stock, Deferred Stock or Performance Shares or any combination of the foregoing hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Recipients, and the Administrator shall determine, in its sole discretion, the number of Shares covered by each such Award.

SECTION 6.  OPTIONS.

            Options may be granted alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of each Option need not be the same with respect to each Participant. Participants who are granted Options shall enter into an Award Agreement with the Company, in such form as the Administrator shall determine, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder.

            The Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

            The Administrator shall have the authority to grant to any officer or employee of the Company or of any Parent or Subsidiary (including directors who are also officers of the Company) Incentive Stock Options, Non-Qualified Stock Options, or both types of Options (in each case with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). Directors who are not also officers of the Company or of any Parent or Subsidiary, consultants or advisors to the Company or to any Parent or Subsidiary may only be granted Non-Qualified Stock Options (with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder.

            Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

            (a) Option Exercise Price. The per share Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, (i) in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Common Stock on such date, (ii) in the case of Non-Qualified Stock Options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, be less than 100% of the Fair Market Value of the Common Stock on such date and (iii) in any event, be less than the par value (if any) of the Common Stock. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary and an Incentive Stock Option is granted to such Participant, the per share Exercise Price of such Incentive Stock Option (to the extent required at the time of grant by the Code shall be no less than 110% of the Fair Market Value of the Common Stock on the date such Incentive Stock Option is granted.

            (b) Option Term. The term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date such Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

            (c) Exercisability. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after the time of grant. The Administrator may provide at the time of grant, in its sole discretion, that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine, in its sole discretion, including but not limited to in connection with any "change in control" of the Company (as defined in the Award Agreement evidencing such Option).

            (d) Method of Exercise. Subject to Section 6(c), Options may be exercised in whole or in part at any time during the Option period, by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. In addition, payment for Shares purchased pursuant to the Plan may be made, where expressly approved for the Participant by the Committee and where permitted by law:

                  (i) by cancellation of indebtedness of the Company to the Participant;

                  (ii) by surrender of shares of Common Stock that either
      (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Shares); or (2) were obtained by Participant in the public market;

                  (iii) by waiver of compensation due or accrued to Participant for services rendered;

                  (iv) by tender of property;

                  (v) with respect only to purchases upon exercise of an Option, and provided that a public market for the Common Stock exists: (i) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the aggregate Exercise Price of the Shares so purchased, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward such Exercise Price directly to the Company; or (ii) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the aggregate Exercise Price of the Shares so purchased, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward such Exercise Price directly to the Company;

                  (vi) in the case of the exercise of a Non-Qualified Stock Option, in the form of Restricted Stock or Performance Shares subject to an Award hereunder (based, in each case, on the Fair Market Value of the Common Stock on the date the Option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Common Stock may be authorized only at the time of grant. If payment of the Exercise Price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the Shares received upon the exercise of such Option shall be restricted in accordance with the original terms of the Restricted Stock Award or Performance Shares Award in question, except that the Administrator may direct that such restrictions shall apply only to that number of Shares equal to the number of shares surrendered upon the exercise of such Option.

                  (vii) by any combination of the foregoing or

                  (viii) by any other form of consideration permitted by applicable law.

            A Participant shall generally have the rights to dividends and any other rights of a stockholder with respect to the Shares subject to the Option only after the Participant has given written notice of exercise, has paid in full for such Shares, and, if requested, has given the representation described in Section 11(b).

            The Administrator may require the surrender of all or a portion of any Option granted under the Plan as a condition precedent to the grant of a new Option. Subject to the provisions of the Plan, such new Option shall be exercisable at the Exercise Price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Option is granted. Consistent with the provisions of Section 162(m), to the extent applicable, upon their surrender, Options shall be canceled and the Shares previously subject to such canceled Options shall again be available for future grants of Options and other Awards hereunder.

            (e) Loans. The Company or any Parent or Subsidiary may make loans available to Option holders in connection with the exercise of outstanding Options, as the Administrator, in its sole discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Option holders in favor of the Company or any Parent or Subsidiary, (ii) be subject to the terms and conditions set forth in this
Section 6(e) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest at the applicable Federal interest rate or such other rate as the Administrator shall determine, and (iv) be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (x) the aggregate Exercise Price less the par value (if any) of the Shares covered by the Option, or portion thereof, exercised by the holder, and (y) any Federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal and/or interest and the conditions upon which the loan will become payable in the event of the holder's termination of service to the Company or to any Parent or Subsidiary shall be determined by the Administrator. Unless the Administrator determines otherwise, when a loan is made, Shares having an aggregate Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its sole discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

            (f) Non-Transferability of Options. Except under the laws of descent and distribution, the Participant shall not be permitted to sell, transfer, pledge or assign any Option, and all Options shall be exercisable, during the Participant's lifetime, only by the Participant; provided, however, that the Participant shall be permitted to transfer one or more Non-Qualified Stock Options to a trust controlled by the Participant during the Participant's lifetime for estate planning purposes.

            (g) Termination of Employment or Service. If a Participant's employment with or service as a director, consultant or advisor to the Company or to any Parent or Subsidiary terminates by reason of his or her death, Disability or for any other reason, the Option may thereafter be exercised to the extent provided in the Award Agreement evidencing such Option, or as otherwise determined by the Administrator.

            (h) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options granted to a Participant under this Plan and all other option plans of the Company or of any Parent or Subsidiary become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (as determined in accordance with Section 422(d) of the Code), the portion of such Incentive Stock Options in excess of $100,000 shall be treated as Non-Qualified Stock Options.

            (i) Automatic Grants of Options to Non-Employee Directors. The Company shall grant Non-Qualified Stock Options to Non-Employee Directors pursuant to this Section 6(i), which grants shall be automatic and nondiscretionary and otherwise subject to the terms and conditions set forth in this subsection (i) and the terms of the Plan (the "Automatic Non-Employee Director Options"). Each Non-Employee Director who first becomes a director of the Company following the Effective Date (as defined in Section 12) shall be automatically granted a Non-Qualified Stock Option to purchase 75,000 Shares (an "Initial Option"). Each Non-Employee Director shall be automatically granted a Non-Qualified Stock Option to purchase 22,500 Shares (the "Annual Options") on the date immediately following the Company's annual meeting of stockholders; provided, however, that he or she is then a director of the Company and, provided, further, that as of such date, such director shall have served on the Board for at least the preceding six (6) months.

            The term of each Automatic Non-Employee Director Option shall be ten (10) years, and the Exercise Price purchasable under an Automatic Non-Employee Director Option shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant, provided, however, in no event shall the Exercise Price purchasable under an Automatic Non-Employee Director Option be less than the par value (if any) of the Common Stock. The Initial Options shall vest and become exercisable in four equal annual installments on each of the first four anniversaries of the date of grant. The Annual Options shall be 100% vested and fully exercisable as of the date of grant.

            In the event that the number of Shares available for grant under the Plan is not sufficient to accommodate the Automatic Non-Employee Director Options, then the remaining Shares available for Automatic Non-Employee Director Options shall be granted to Non-Employee Directors on a pro-rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board and/or the stockholders of the Company to increase the number of Shares that may be issued under the Plan or through cancellation or expiration of Awards previously granted hereunder.

SECTION 7.  STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS.

            Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights or Limited Stock Appreciation Rights shall be made; the number of Shares to be awarded, the Exercise Price (or, in the case of a Limited Stock Appreciation Right, the "Change in Control" price), and all other conditions of Stock Appreciation Rights and Limited Stock Appreciation Rights. The provisions of Stock Appreciation Rights and Limited Stock Appreciation Rights need not be the same with respect to each Participant.

            Stock Appreciation Rights and Limited Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

            (a) Awards. The prospective recipient of a Stock Appreciation Right or Limited Stock Appreciation Right shall not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement evidencing the Award (a "Stock Appreciation Right Agreement" or "Limited Stock Appreciation Right Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Participants who are granted Stock Appreciation Rights or Limited Stock Appreciation Rights shall have no rights as stockholders of the Company with respect to the grant or exercise of such rights.

            (b) Exercisability.

                  (i) Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of a Participant's death or Disability prior to the expiration of such six-month period.

                  (ii) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of
      Section 6 above and this Section 7 of the Plan; provided, however, that a Related Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if and when the Fair Market Value of the Common Stock subject to the Incentive Stock Option exceeds the Exercise Price of such Option; provided, further, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of a Participant's death or Disability prior to the expiration of such six-month period.

                  (iii) Limited Stock Appreciation Rights shall only be exercised within the 30-day period following a "Change in Control" (as defined by the Administrator in the Limited Stock Appreciation Right Agreement evidencing such right) and, with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 6 above and this Section 7 of the Plan.

            (c) Payment Upon Exercise.

                  (i) Upon the exercise of a Free Standing Stock Appreciation Right, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of Shares (or any combination of cash and Shares) equal in value to the excess of the Fair Market Value as of the date of exercise over the per share Exercise Price specified in the Free Standing Stock Appreciation Right (which Exercise Price shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant) multiplied by the number of Shares in respect of which the Free Standing Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

                  (ii) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of Shares (or any combination of cash and Shares) equal in value to the excess of the Fair Market Value as of the date of exercise over the per share Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

                  (iii) Upon the exercise of a Limited Stock Appreciation Right, the Participant shall be entitled to receive an amount in cash equal in value to the excess of the "Change in Control Price" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right) of a share of Common Stock Share as of the date of exercise over (A) the per share Exercise Price specified in the related Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the per share Exercise Price specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of Shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

            (d) Non-Transferability.

                  (i) Free Standing Stock Appreciation Rights shall be transferable only when and to the extent that an Option would be transferable under Section 6(f) of the Plan.

                  (ii) Related Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Option would be transferable under Section 6(f) of the Plan.

                  (iii) Limited Stock Appreciation Rights shall be transferable only when and to the extent that an Option would be transferable under Section 6(f) of the Plan.

            (e) Termination of Employment or Service

                  (i) In the event of the termination of employment or service of a Participant who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

                  (ii) In the event of the termination of employment or service of a Participant who has been granted one or more Related Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.

                  (iii) In the event of the termination of employment or service of a Participant who has been granted one or more Limited Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

            (f) Term.

                  (i) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

                  (ii) The term of each Related Stock Appreciation Right shall be the term of the Option to which it relates, but no Related Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

                  (iii) The term of each Limited Stock Appreciation Right shall be fixed by the Administrator, but no Limited Stock
      Appreciation Right shall be exercisable more than ten years after the date such right is granted.

SECTION 8.  RESTRICTED STOCK, DEFERRED STOCK AND PERFORMANCE SHARES.

                  Awards of Restricted Stock, Deferred Stock or Performance Shares may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Awards of Restricted Stock, Deferred Stock or Performance Shares shall be made; the number of Shares to be awarded; the Exercise Price, if any, to be paid by the Participant for the acquisition of Restricted Stock, Deferred Stock or Performance Shares; the Restricted Period (as defined in Section 8(b)) applicable to Awards of Restricted Stock or Deferred Stock; the performance objectives applicable to Awards of Deferred Stock or Performance Shares; and all other conditions of the Awards of Restricted Stock, Deferred Stock and Performance Shares. Subject to the requirements of Section 162(m) of the Code, as applicable, the Administrator may also condition the grant of the Award of Restricted Stock, Deferred Stock or Performance Shares upon the exercise of Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of the Awards of Restricted Stock, Deferred Stock or Performance Shares need not be the same with respect to each Participant. In the sole discretion of the Administrator, loans may be made to Participants in connection with the purchase of Restricted Stock under substantially the same terms and conditions as provided in Section 6(e) of the Plan with respect to the exercise of Options.

            (a) Awards and Certificates. The prospective recipient of Awards of Restricted Stock, Deferred Stock or Performance Shares shall not have any rights with respect to any such Award, unless and until such recipient has executed an Award Agreement evidencing the Award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement" or "Performance Shares Award Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in Section 8(b), (i) each Participant who is granted an Award of Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award.

            The Company may require that the stock certificates evidencing Restricted Stock or Performance Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock or Performance Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

            With respect to Awards of Deferred Stock, at the expiration of the Restricted Period, stock certificates in respect of such Shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the number of Shares covered by the Deferred Stock Award.

            (b) Restrictions and Conditions. The Awards of Restricted Stock, Deferred Stock and Performance Shares granted pursuant to this
Section 8 shall be subject to the following restrictions and conditions:

                  (i) Subject to the provisions of the Plan and the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Shares Award Agreement, as appropriate, governing any such Award, during such period as may be set by the Administrator commencing on the date of grant (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Deferred Stock or Performance Shares awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination of employment or service as a director, consultant or advisor to the Company or any Parent or Subsidiary, the Participant's death or Disability or the occurrence of a "change in control" as defined in the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Shares Award Agreement, as appropriate, evidencing such Award.

                  (ii) Except as provided in Section 8(c)(i), the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Stock or Performance Shares during the Restricted Period. The Participant shall generally not have the rights of a stockholder with respect to Shares subject to Awards of Deferred Stock during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of Shares covered by Awards of Deferred Stock shall be paid to the Participant. Certificates for unrestricted Shares shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such Awards of Restricted Stock, Deferred Stock or Performance Shares except as the Administrator, in its sole discretion, shall otherwise determine.

                  (iii) The rights of Participants granted Awards of Restricted Stock, Deferred Stock or Performance Shares upon termination of employment or service as a director, consultant or advisor to the Company or to any Parent or Subsidiary terminates for any reason during the Restricted Period shall be set forth in the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Shares Award Agreement, as appropriate, governing such Awards.

SECTION 9.  AMENDMENT AND TERMINATION.

            The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant's consent, or that, without the approval of the stockholders (as described below), would:

            (a) except as provided in Section 3 of the Plan, increase the total number of Shares reserved for issuance under the Plan;

            (b) change the class of officers, directors, employees, consultants and advisors eligible to participate in the Plan; or

            (c) extend the maximum Option period under Section 6(b) of the Plan.

            Notwithstanding the foregoing, stockholder approval under this
Section 9 shall only be required at such time and under such circumstances as stockholder approval would be required under Section 162(m) of the Code or other applicable law, rule or regulation with respect to any material amendment to an employee benefit plan of the Company.

            The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 3 of Plan, no such amendment shall impair the rights of any Participant without his or her consent.

SECTION 10.  UNFUNDED STATUS OF PLAN.

            The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

SECTION 11.  GENERAL PROVISIONS.

            (a) Shares shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            (b) The Administrator may require each person acquiring Shares to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

            All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

            (c) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval, if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Parent or Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment or service of any of its Eligible Recipients at any time.

            (d) Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

            (e) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 12. STOCKHOLDER APPROVAL; EFFECTIVE DATE OF PLAN; EFFECTIVE DATE OF AMENDMENTS.

            (a) The grant of any Award hereunder shall be contingent upon stockholder approval of the Plan being obtained within 12 months before or after the date the Board adopts the Plan.

            (b) Subject to the approval of the Plan by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, the Plan shall be effective as of November 22, 1999.

            (c) Subject to the approval of the Amendments by the stockholders of the Company within twelve (12) months before or after the date the Amendments are adopted by the Board, the Amendments to the Plan shall be effective as of the first trading day on or after the date on which the Securities and Exchange Commission declares the Company's Registration Statement effective (the "Effective Date").

SECTION 13.  TERM OF PLAN.

            No Option, Stock Appreciation Right, Limited Stock Appreciation Right, or Awards of Restricted Stock, Deferred Stock or Performance Shares shall be granted pursuant to the Plan on or after November 22, 2009, but Awards theretofore granted may extend beyond that date.




                                 ANNEX A TO
     VYYO INC. AMENDED AND RESTATED 2000 EMPLOYEE AND CONSULTANT EQUITY
         INCENTIVE PLAN ISRAELI SECTION 3(9) EQUITY INCENTIVE PLAN

1.   DESIGNATION AND PURPOSE OF THE ISRAELI PLAN

          This Annex A to the Vyyo Inc. Amended and Restated 2000 Employee and Consultant Equity Incentive Plan (the "General Plan"), is the Israeli Section 3(9) Equity Incentive Plan for key employees (including directors who are employees) and consultants of Vyyo Ltd. ("Vyyo Ltd."), a wholly-owned Israeli subsidiary of Vyyo Inc. (the "Company") in accordance with the terms and conditions set forth below. For the purposes of this Annex A, the Israeli Section 3(9) Equity Incentive Plan shall be referred to as such, or as the "Israeli Plan."

            The Israeli Plan is being instituted in order to ensure that all issuances of options by the Company to employees, officers and consultants of Vyyo Ltd. conform with the provisions of Section 3(9) of the Israeli Income Tax Ordinance [New Version], 1961, the rules and regulations promulgated thereunder, from time to time ("Section 3(9)") and the Israeli Tax Authorities (the "Tax Authority") authorization, received on June 14, 1998, to impose taxes on the options when exercised (the "Tax Ruling"), a copy of which is attached as Exhibit 1.

2.   GENERAL PLAN INCORPORATED BY REFERENCE

          The provisions of the General Plan shall apply to the Israeli Plan, mutatis mutandis, except that the General Plan shall be deemed amended to incorporate the provisions herein and shall be interpreted in such a way as to ensure conformity with Section 3(9). Any provisions of the General Plan which are in violation of Section 3(9) shall not apply to the Israeli Plan. In the event of any conflicting provisions between the law applicable to the General Plan and the Israeli Law which is applicable to this Israeli Plan, the provisions of the Israeli Law shall prevail. In respect of issuances of Options under the Israeli Plan (as annexed to the General Plan), the Committee need not determine whether the issuances hereunder are "Incentive Stock Options" within the meaning of the US Federal Income Tax Code or "Non-Qualified Stock Options".

            In the event of any conflict between the Israeli Plan and the General Plan, then the provisions of the Israeli Plan shall prevail. Subject to the provisions of this Israeli Plan, the provisions of the General Plan shall continue to be in full force and effect.

            All capitalized terms used in this Israeli Plan shall have the meanings designated in the General Plan, unless otherwise defined in this Israeli Plan.

3.   ELIGIBILITY

          Options may be granted only to employees (including directors who are employees) and consultants of Vyyo Ltd.

4.   DEFINITIONS

          The following definitions shall be applicable to the terms used in the Israeli Plan:

      4.1. "Trust Agreement" means the agreement between the Company, Vyyo Ltd. and the Trustee as may be in effect from time to time specifying the duties and authority of the Trustee.
      4.2. "Trust Assets" means the Options or shares held by the Trustee under the Trust Agreement for the benefit of the Participants pursuant to the Israeli Plan and the Trust Agreement.
      4.3. "Trustee" means the Trustee (and any successor Trustee) appointed by the Board of Directors of the Company to hold the Trust Assets.

5.   GRANT OF OPTIONS

            Each Option granted for the benefit of a Participant under the Israeli Plan shall be evidenced by a Stock Option Agreement, to be entered into by and between the Company, Vyyo Ltd. and such Participant, in form and substance as may be from time to time approved by the Committee, which shall incorporate the provisions of the General Plan, as amended hereby, and the Trust Agreement by reference. In the event of any conflict between the terms and conditions of a Stock Option Agreement and the terms hereof, the terms hereof shall control.

6.   GRANT OF OPTIONS TO BE HELD BY TRUSTEE; DIVIDEND AND VOTING RIGHTS

6.1.    GRANT OF OPTIONS TO BE HELD BY TRUSTEE

      6.1.1. Each Option shall be issued, or transferred, to the Trustee to be held in trust for the benefit of the Participant. All certificates representing Options shall be issued in the name of the Trustee under the Israeli Plan, shall be deposited with the Trustee, and shall be held by the Trustee until such time that such Option is released.

      6.1.2. Subject to the terms hereof and to the terms in the Stock Option Agreement, each Participant may, after exercising the Options or any part thereof, require the Company to cause the Trustee to release the shares issued pursuant to the exercise of such Options, provided that no Option shall be exercised by the Participant unless and until such Participant shall have deposited with the Trustee an amount of money which, in the Trustee's sole judgment, is sufficient and necessary to satisfy Israeli withholding tax requirements. In any case, the Participant will be responsible for payment of Participant's tax liability in full and shall indemnify the Company or Trustee in respect of any liability thereof.

6.2. DIVIDEND AND VOTING.

      No Participant shall have any of the rights of a shareholder of the Company with respect to any Options or Shares which are to derive from the exercise of any Options, until such time as the Options are duly exercised and the shares are issued to the trustee or the Participant. If upon the exercise of any Option, Shares are issued hereunder to the Trustee, the relevant Participant shall be entitled to receive (i) a proxy from the Trustee to vote the Shares that the Trustee holds for Participant's benefit and (ii) any cash dividends paid with respect to such Shares.

7.   MAINTENANCE OF ASSETS BY TRUSTEE

          The Trustee shall maintain records of the Options held for the benefit of each Participant.

8.   METHOD OF EXERCISE OF OPTION

          Subject to the terms of the General Plan and the terms in the Stock Option Agreement, an Option shall be exercisable, in whole or in part, during the Option Period, upon delivery by the Participant to each of the Trustee and the Company of a duly executed copy of the relevant notice of exercise in the prescribed form, specifying the number of Shares as to which such Option is being exercised. The notice to the Company shall be accompanied by full payment of the option exercise price thereof (the "Option Exercise Price") in NIS or in such currency as may be required by the Company. If the exercise price is paid in any currency other than United States Dollars, the exchange rate shall be that reasonably specified by the Company at the time of exercise. The shares issued pursuant to exercise of the Options shall be delivered by the Company to the Trustee pursuant to the provisions of Paragraph 6.1 above, or upon the Trustee's confirmation that the Trustee has received an amount sufficient to pay the full withholding tax liability in accordance with Paragraph 6 above, the Company shall deliver the shares directly to the Participant, or the Participant's nominee.

9.   ADMINISTRATION, AMENDMENT AND TERMINATION OF THE ISRAELI PLAN

      10. The Board and the Committee shall have all power and authority with respect to the administration, amendment and termination of the Israeli Plan as they hold in respect of the General Plan, except that no discretion or authority is hereby granted to the Board or the Committee so as to disqualify the Israeli Plan under Section 3(9).

11.  GOVERNING LAW

          This Israeli Plan, and any dispute, controversy or claim arising out of, or relating to, any tax issue regarding the General Plan which might arise between (i) the Company, Vyyo Ltd., or the Trustee, and
     (ii) a Participant who was granted an Option pursuant to this Israeli Plan, shall be governed and interpreted in accordance with the laws of the State of Israel.





       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                 VYYO INC.
              FOR THE 2001 ANNUAL MEETING OF THE STOCKHOLDERS

                                MAY 8, 2001

      THE UNDERSIGNED STOCKHOLDER OF VYYO INC., A DELAWARE CORPORATION, HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT, EACH DATED MARCH 27, 2001 AND THE 2000 ANNUAL REPORT TO STOCKHOLDERS AND HEREBY APPOINTS JOHN O'CONNELL, ERAN PILOVSKY, AND STEPHEN P. PEZZOLA, OR ANY OF THEM, PROXIES, WITH FULL POWER TO EACH OF SUBSTITUTION, ON BEHALF AND IN THE NAME OF THE UNDERSIGNED, TO REPRESENT THE UNDERSIGNED AT THE 2001 ANNUAL MEETING OF STOCKHOLDERS OF VYYO INC. TO BE HELD ON MAY 8, 2001 AT 10:00 A.M., LOCAL TIME, AT VYYO INC.'S PRINCIPAL EXECUTIVE OFFICE LOCATED AT 20400 STEVENS CREEK BOULEVARD, SUITE 800, CUPERTINO, CALIFORNIA 95014, AND AT ANY ADJOURNMENT OR ADJOURNMENTS THEREOF, AND TO VOTE ALL SHARES OF COMMON STOCK, WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF THEN AND THERE PERSONALLY PRESENT, ON THE MATTERS SET FORTH BELOW.

      THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF CLASS I DIRECTORS, FOR THE AMENDMENT OF THE 2000 EMPLOYEE AND CONSULTANT EQUITY INCENTIVE PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1.    ELECTION OF CLASS I DIRECTORS:

            NOMINEES:   (1) DAVIDI GILO,  (2) AVRAHAM FISCHER
                        (3) JOHN P. GRIFFIN

_____FOR ALL NOMINEES         _____WITHHELD FROM ALL NOMINEES


------------------------------------------------------
(INSTRUCTION):  TO WITHHOLD AUTHORITY TO
VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
 NOMINEE'S NAME IN THE SPACE PROVIDED ABOVE.


      2. APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED 2000 EMPLOYEE AND CONSULTANT EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER.

            ______FOR         ______AGAINST           ______ABSTAIN


      3. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF VYYO INC. FOR FISCAL YEAR 2001.

            ______FOR         ______AGAINST           ______ABSTAIN

                                    MARK HERE   |  |        MARK HERE    |  |
                                    FOR ADDRESS             IF YOU PLAN
                                    CHANGE AND              TO ATTEND
                                    NOTE AT LEFT            THE MEETING

                                    This  Proxy   should  be  marked,
dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope.
Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign. DATED:__________________________, 2001


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